Exhibit 4.1

Industry Canada lndustrio Canada societe susmentionnee ont ete mis a jour en vertu incorporation ofthc above-named corporation statuts mis a jour ci-joints. attached restated articles of incorporation. Date de consti tution ajour (AAAA-MM-JJ) Canada Restated Certificate of Certificat de constitution a Incorporation jour Canada Business Corporations Act Loi canadienne sur les societes par actions AETERNA ZENTARIS INC. Corporate name I Denomi nat ion sociale 264271-9 Corporation number I Numcro de societe I HEREBY CERTIFY that the articles of JE CERTIFIE que les statuls constitutifs de Ia were restated under section 180 of the Canada de !'article 180 de Ia Loi canadienne sur /es Business C01porations Act as set out in the societes par actions, tel qu'il est indique dans les Marcie Girouard Director I Di rccteur 2011-05-19 Date of Restatement {YYYY-MM-DD)

Industry Canada / Industrie Canada

Canada Business Corporations Act / Loi canadienne sur les sociétés par actions

FORM 7
RESTATED ARTICLES OF INCORPORATION
(SECTION 180)

FORMULAIRE 7
STATUTS CONSTITUTIFS MIS À JOUR
(ARTICLE 180)

1-- Name of the Corporation - Dénomination sociale de la société

AETERNA ZENTARIS INC.

Corporation No. - Nº de la société

264271-9

2-- The province or territory in Canada where the registered office is situated / La province ou le territoire au Canada où est situé le siège social

Québec

3-- The classes and any maximum number of shares that the corporation is authorized to issue / Catégories et tout nombre maximal d'actions que la société est autorisée à émettre

- an unlimited number of common shares;
- an unlimited number of First Preferred Shares, issuable in series; and
- an unlimited number of Second Preferred Shares, issuable in series;

and the rights, privileges, restrictions and conditions attaching to these shares are set out in the annexed Schedule 1 which is incorporated in this form.

4-- Restrictions, if any, on share transfers / Restrictions sur le transfert des actions, s'il y a lieu

NOT APPLICABLE

5-- Number (or minimum and maximum number) of directors / Nombre (ou nombre minimal et maximal) d'administrateurs

MINIMUM 5 - MAXIMUM 15

6-- Restrictions, if any, on business the corporation may carry on / Limites imposées à l'activité commerciale de la société, s'il y a lieu

NOT APPLICABLE

7-- Other provisions, if any / Autres dispositions, s'il y a lieu

The annexed Schedule 2 is incorporated into this form.

These restated articles of incorporation correctly set out, without substantive change, the corresponding provisions of the articles of incorporation as amended and supersede the original articles of incorporation.

Cette mise à jour des statuts constitutifs démontre exactement, sans changement substantiel, les dispositions correspondantes des statuts constitutifs modifiés qui remplacent les statuts constitutifs originaux.

Signature	Printed Name - Nom en lettres moulées	8 -- Capacity of - En qualité de	9 -- Tel. No. - Nº de tél.
Dennis Turpin	DENNIS TURPIN	CFO	418 652 8525

FOR DEPARTMENTAL USE ONLY - À L'USAGE DU MINISTÈRE SEULEMENT

E-MAIL
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IC 3167 (2003/08)

Canada

SCHEDULE! TO THE RESTATE.Q ARTICLES OF IETERNA ZENTARIS INC. The authorized share capital of JEtema Zentaris Inc. (the "Corporation") shall consist of an unlimited nwnbex: of Common Shares, an unlimited nwnber of First Preferred Shares, issuable in series, and an unlimited number of Second Preferred Shares, issuable in series. For the purposes of this Schedule I to the Restated Articles of the Corporation, any reference to Subordinate Voting Shares shall be deemed to be to the Conunon Shares. The rights, privileges, restrictions and conditions attaching to each class of shares are as follows: ARTICLE 1 COMMON SHARES Voting Rights. The holders of the Conunon Shares shall be entitled to one (1) 1.1 vote for each Common Share held by them at alJ meetings of shareholders, except meetings at which only shareholders of a specified class of shares are entitled to vote. Dividend Rights. Subject to section 2.3 hereof, the holders of the Conunon Shares 1.2 shaJI be entitled to receive such dividends as are declared by the Board of Directors of the Corporation on the Common Shares. 1.3 Liquidation Rights. The holders of the Common Shares shall be entitled to receive, subject to the other provisions hereof, the remaining property of the Corporation upon any liquidation, dissolution or winding-up of the affairs of the Corporation, wl1ether voluntary or involuntary. ARTICLE2 FIRST PREFERRED SHARES AND SECOND PREFERRED SHARES The First ,>referred Shares and the Second Preferred Shares (such shares being hereinafter sometimes collectively referred to as the "Preferred Shares") shall be issuable in series and the rights, privileges, restrictions and conditions attaching thereto are as follows: 2.1 Issuance in Series The Preferred Shares shall be issuable at any time in one or more series, as provided above, which shares shall rank equaJly, within their respective series, in regard to the payment of dividends and e distribution of property in the event of the liquidation, dissolution or winding-up of the Corporation or the distribution of all or part of its assets among the shareholders. OOCSMI'L: 1005233\4

The Board of Directors may, from time to time, provide for series of Preferred Shares to be created and issued. Before any Preferred Shares of a given series are issued, the Board of Directors shall: 2.1.1 determine how such series of First Preferred Shares or Second Preferred Shares is to be designated; 2.1.2 determine the number of First Preferred Shares or Second Preferred Shares that wiJI make up such series; 2.1.3 determine, subject to the attributes common to all the Preferred Shares, the rights, privileges, restrictions and conditions attaching to such series of shares, including, but without limiting the generality of the foregoing: 2.1.3.1 the rate, amount or method of calculation of the dividend app1icable to the shares of such series, the method of payment of such dividend and whether it is cumulative or non-cumulative; and 2.1.3.2 such rights, privileges, restrictions and conditions, if any, as may be considered appropriate in regard to the acquisition of such shares by the Corporation (at the option of the Corporation, at the option of the holder or otherwise), the creation of a sinking fund or purchase fund with respect thereto, the transfer of such shares or the exchange or conversion thereof into shares of another series or class; and amend the articles of the Corporation accordingly, in confonnity with the Canada Business Corporations Act. 2.1.4 2.2 Voting The holders of the Preferred Shares shall not be entitled to receive notice of or to attend or vote at meetings of shareholders. Dividends 2.3 2.3.1 The holders of Preferred Shares of a series shall be entitled to receive, with respect to each fmancial year of the Corporation or such other period as may be specified in the articles of amendment with respect to such series, preferential dividends, the rate, amount or method of calculation and the method of payment of which dividend, and whether it is cumulative or non-cumulative, shall be as detennined in the relevant articles of amendment. 2.3.2 The holders of Preferred Shares of a series shall not, as such, be entitled to any further dividend or any dividend other than the specific

Subordinate Voting Shares Md the Multiple Voting Shares or any other cwnulative dividend shall be earned only at the end of a financial year or of such other period to which it relates, unless the articles of amendment with respect to such series provide that such dividend is to be earned on a daily bi\Sis or in any other manner, in which case the relevant articles of amendment shall prevail. 2.3.7 Where an amount declared as a dividend is insufficient to pay any current dividend on any Preferred Shares then outstanding and any accrued dividends on any such shares with a cumulative dividend, the holders of Preferred Shares shall participate in such dividend on an equal basis within their respective series, in proportion to the amounts that would be payable if current and accrued dividends were paid in full. 2.4 Liquidation, Dissolution or Winding-up preferential dividend provided for in the articles of amendment with respect to such series. 2.3.3 No dividend may be declared, paid or set aside for payment, during a financial year of the Cotparation or such other period specified in the relevant articles of amendment, on the Second Preferred Shares, the share of the share capital of the Corporation ranking junior to the First Preferred Shares, unless any current dividend on any First Preferred Shares then outstanding and any accrued dividends on any such shares with a cwnulative dividend shall first have been declared and paid or set aside for payment with respect to the same year or period. 2.3.4No dividend may be declared, poid or set aside for payment, during a financial year of the Corporation or such other period specified in the relevant articles of amendment, on the Subordinate Voting Shares and the Multiple Voting Shares or any other share of the share capital oftbe Corporation ranking junior to the Second Preferred Shares, unless any current dividend on any Second Preferred Shares then outstanding and any accrued dividends on any such shares with a cumulative dividend shall first have been declared and paid or set aside for payment with respect to the same year or period 2.3.5The dividend applicable to any Preferred Share of a series with a cumulative dividend shall begin to accrue from the date such shares are issued, unless the articles of amendment with respect to such series provide for a different date, in which case such cumulative dividend shall begin to accrue from the date specified in the relevant articles of amendment. 2.3.6The dividend applicable to any Preferred Share of a series with a

2.4.I In the event of the liquidation of the Corporation, the distribution of its property upon its dissolution or winding-up, or the distribution of all or part of its assets among the shareholders, the holders of Preferred Shares of every series shaJl receive, in cash or in kind, an amount equal to the value of the consideration paid in respect of such shares outstanding, as credited to the issued and paid-up · share capital account of the Corporation, together with: 2.4.1.1 in the case of Preferred Shares with a cumulative dividend, the amount of any dividends then accrued or declared on such shares and unpaid; 2.4.1.2 in the case of Preferred Shares with a non-cumulative dividend, the amount of any dividends then declared on such shares and unpaid; and 2.4.1.3 all other amounts, if any, specified in the articles of amendment creating the share series concerned. 2.4.2 The holders of First Preferred Shares shall be entitled to receive these amounts in preference and priority to any participation of holders of Second Preferred Shares, Subordinate Voting Shares and Multiple Voting Shares or shares of any other class of shares of the share capital of the Corporation ranking junior to the First Preferred Shares, on an equal basis, .in proportion to the amount of their respective claims in regard to such shares held by them. 2.4.3 The holders of Second Preferred Shares shall be entitled to receive these amounts in preference and priority to any participation of holders of Subordinate Voting Shares and Multiple Voting Shares or shares of any other class of shares of the share capital of the Corporation ranking junior to the Second Preferred Shares, on an equal basis, in proportion to the amount of their respective cluims in regard to such shares held by them. The holders of Preferred Shares shall not be entitled to participate fw1her in such distribution, the remaining property of the Corporation devolving to holders of the other shares of the share capital of the Corporation according to their respective rights. 2.4.4 2.5 Amendments 2.5.1 Subject to the provisions of sections 173 and following of the Canada Business Corporations Act and subject to the articles of the Corporation being amended, the Board of Directors may at any time adopt a resolution to modify, amend, suspend or repeal the rights, privileges, restrictions and conditions attaching to any Preferred Shares in order to authori7..e the creation of shares of a new class ranking prior to or having the same rank as such Preferred Shares in regard to dividends or distribution of property in the event of the liquidation, dissolution or winding-up of the Corporation or the distribution of all or part of its assets among the shareholders, or in order to make the shares of an existing class rank prior to or have the same rank as such Preferred Shares in regard thereto.but no such resolution shall be effective unless ratified by at least three quarters ('.4) of the votes cast by the holders of Preferred Shares of each series affected by such amendment, voting separately us a series, present or represented at a meeting called and held for such purpose; a meeting may nevertheless be held jointly with other shareholders provided that a separate vote is taken among holders of Preferred Shares of each series affected by such amendment The formalities to be observed in regard to the calling and conduct of any such meeting and the quorum therefor shall be those prescribed in the by-laws of the Corporation in regard to meetings of holders of shares carrying the right to vote at shareholders' meetings.mutatis mutandis. A vote with respect to Preferred Shares may also be expressed by resolution in writing signed by all the holders entitled to vote on the resolution concerned. 2.5.2 If the proposed amendment stands to affect the rights of holders of Preferred Shares of a given series in a manner or to an extent significantly different from the manner or extent to which it affects the rights of holders of Preferred Shares of any other series, such amendment must then, in addition to being approved by the holders of Preferred Shares of each series affected by the amendment, voting as a eries as provided above, be approved. in the same manner, by the holders of Preferred Shares of every such series, voting separately as a series, and the provisions of article 2.5.1 shall apply to the procedure for obtaining such approval.mutatis mutandis.

that at the adjournment of the next annual meeting provided that the total number of directors so San Francisco, CA, U.S.A. SCJJEDULEl TO mE RESTATED ARTICLES OF JETERNA ZENTARIS INC. 7-Otber provisions, if any The directors sbatJ be authorized to appoint one or more additional directors (in addition to the number of directors elected at the last annual meeting), who will remain in office for a period tenninating no later appointed does not exceed onet·hird of the number of directors elected at such last annual meeting. Meetings of shnreholdcrs of the Corporation may be held at the following places outside Canada: New York, NY, U.S.A. Chicago, D.., U.S.A. Boston, MA, U.S.A. Warren, NJ, U.S.A. Frankfurt-a m-Main, Gennany. OOCSMTI..36SS27S\2

lndustl)' Canada Industria Canada Canada Certificate of Amendment Certificat de modification Canada Business Corporations Act Loi canadienne sur les societes par actions AETERNA ZENTARIS INC. Corporate name I Denomination socialc 264271-9 Corporation number J Numcro de societe I HEREBY CERTIFY that the articles of the JE CERTIFIE que Jes statuts de Ia societe above-named corporation arc amended under susmcntionm!e sont modifies aux tcrmes de section 178 of the Canada Business )'article 178 de Ia Loi canadienne sur les Corporations Act as set out in the attached soch?tes par actions, tel qu'il est indiquc dans lcs articles of umcndmcnt. clauses modificatrices ci-jointcs. Marcie Girouard Director I Dircclcur 2011-05-19 Date of Amendment (YYYY-MM-DD) Date de modtlication (AAAA-MM-JJ)

Industry Canada Industrie Canada
Corporations Canada Corporations Canada

Form 4

Articles of Amendment

(Section 27 or 177 of the Canada Business Corporations Act (CBCA))

Instructions

[3] Any changes in the articles of the corporation must be made in accordance with section 27 or 177 of the CBCA.

A: If an amendment involves a change of corporate name (including the addition of the English or French version of the corporate name), the new name must comply with sections 10 and 12 of the CBCA as well as part 2 of the regulations, and the Articles of Amendment must be accompanied by a Canada-biased NUANS® search report dated not more than ninety (90) days prior to the receipt of the articles by Corporations Canada. A numbered name may be assigned under subsection 11(2) of the CBCA without a NUANS® search.

D: Any other amendments must correspond to the paragraphs and subparagraphs referenced in the articles being amended. If the space available is insufficient, please attach a schedule to the form.

[4] Declaration

This form must be signed by a director or an officer of the corporation (subsection 262(2) of the CBCA).

General

The information you provide in this document is collected under the authority of the CBCA and will be stored in personal information bank number IC/PPU-049. Personal information that you provide is protected under the provisions of the *Privacy Act*. However, public disclosure pursuant to section 266 of the CBCA is permitted under the *Privacy Act*.

If you require more information, please consult our website at www.corporationscanada.ic.gc.ca or contact us at 613-941-9042 (Ottawa region), toll-free at 1-866-333-5556 or by email at corporationscanada@ic.gc.ca.

Prescribed Fees

- Corporations Canada Online Filing Centre: $200
- By mail or fax: $200 paid by cheque payable to the Receiver General for Canada or by credit card (American Express®, MasterCard® or Visa®).

Important Reminders

Changes of registered office address and/or mailing address:
Complete and file Change of Registered Office Address (Form 3).

Changes of directors or changes of a director's address:
Complete and file Changes Regarding Directors (Form 6).

These forms can be filed electronically, by mail or by fax free of charge.

File documents online:
Corporations Canada Online Filing Centre:
www.corporationscanada.ic.gc.ca

Or send documents by mail:
Director General,
Corporations Canada
Jean Edmonds Tower South
9th Floor
365 Laurier Ave. West
Ottawa ON K1A 0C8

By Facsimile:
613-941-0999

1 Corporation name

AETERNA ZENTARIS INC.

2 Corporation number

264271-9

3 The articles are amended as follows:
(Please note that more than one section can be filled out)

A: The corporation changes its name to:

B: The corporation changes the province or territory in Canada where the registered office is situated to:
(Do not indicate the full address)

C: The corporation changes the minimum and/or maximum number of directors to:
(For a fixed number of directors, please indicate the same number in both the minimum and maximum options)

minimum: maximum:

D: Other changes: (e.g., to the classes of shares, to restrictions on share transfers, to restrictions on the businesses of the corporation or to any other provisions that are permitted by the CBCA to be set out in the Articles) **Please specify.**

The other provisions as described in Schedule 2 of the Restated Articles of Incorporation dated June 1, 2004 are amended by adding the following paragraph:

Meetings of shareholders of the Corporation may be held at the following places outside Canada:

New York, NY, U.S.A.
San Francisco, CA, U.S.A.
Chicago, IL, U.S.A.
Boston, MA, U.S.A.
Warren, NJ, U.S.A.
Frankfurt-am-Main, Germany.

4 Declaration

I hereby certify that I am a director or an officer of the corporation.

[signature]
SIGNATURE

DENNIS TURPIN
PRINT NAME

(418) 652-8525
TELEPHONE NUMBER

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

Canada

IC 3069 (2006/12)

E-MAIL
2011 -05- 1 9
14:53

-. '.. 1+1Industry Canada lndustrie Canada Restated Certificate of Incorporation Certificat de constitution a jour Loi canadienne sur lcs sodetes par actions Canada Business Corporations Act societe susmentionnee ont ete mis a jour en incorporation of the above-named corporation dans les statuts mis a jour ci-joints. attached restated articles of incorporation. Date d'entree en vigueur de la mise ajour Canada AETERNA ZENTARJS INC. 264271-9 Name of corporation-Denomination de Ia societe Corporation number-Numero de Ia societe I hereby certify that the articles of Je certifie que les statuts constitutifs de Ia were restated under section 180 of the Canadavertu de l'article 180 de Ia Loi canadienne sur Business Corporations Act as set out in the /es societes par actions, tel qu'il est indique June 1, 2004/le 1 juin 2004 Director - Directeur Effective Date of Restatement -

• 1+}. lndus!ly Canada Corporations Act FORM7 RESTATED ARTICLES OF INCORPORATION (SECTION 180) FORMULAIRE 7 STATUTS CONSTITUTIFS MIS A JOUR (ARTICLE 180) lnduslrie Canada ..' Canada Business Lol canadienne sur las societAs par actions La province ou le teniloire au Canada ou est silue le siege social 2 • The province or leni!oryin Canada where the registered office is situated JUDICIAL DISTRICT OF QUEBEC, PROVINCE OF QUEBEC 3 - The dasses and any maximum numberof shares that the Cat6gories et tout nombre maximald'actlons que Ia societe est autorisOO a emettre eotpOraUon is aulhorized to issue an unlimited number of conunon shares; an unlimited number of First Preferred Shares, issuable in series; and an unlimited number of Second Preferred Shares, issuable in series; and the rights, privileges, restrictions and conditions attaching these shares are set out in the annexed Schedule 1 which is incorporated in this form. 4 • Restrictions,if any,on share transfer& Restrictions sur le transfert des actions.s'il y a fieu NOT APPLICABLE 5• Number (or minimum and maximum number)of directors Nombre (ou nombre minimalet maximal) d'administraleur& MINIMUM 5 -MAXIMUM 15 Llmiteslmpos6es a l'activite commen:iate de Ia societe,s"ily a lieu 6 • Restrictions.if any,on business the corporation may carry on NOT APPLICABLE 7 • Other provisions. If any Autres dispositions,s'ily a lieu The annexed Schedule 2 is incorporated into this form. Cette mise a jour des statuts conslituUfs d(lmontre exactement. sans changement These restated artides of inaJqloralion conecUy set out, without substantive change, the corresponding provisions of the artides of lneotpOralion as amended and supersede the originalarticles olln<:arporaUon. substanlie,l les dispositiOns cotrespondantes des statuts constltulifs modili6s qui remplacent les statuts conslitutifs originaux. moulees IC3167 (2003108) Canada JUN1-2004 Printed Name-Nom en lettres Mario Paradis 8-Capacity of-En qualtte de Corporate Secretary 9-Tel. No.-N• de te.l (418)652-8525 1 - Name of the Corporation - Denomination sociale de Ias te AETERNA ZENTARJS INC. C01p0ratlon No - N" de Ia societe

., . 1 SCHEDULE I TO THE RESTATED ARTICLES OF IETERNA ZENTARIS INC. The authorized share capital of JEtema Zentaris Inc. (the 11Corporation") shall consist of an unlimited number of Common Shares, an unlimited number of First Preferred Shares, issuable in series, and an unlimited number of Second Preferred Shares, issuable in series. For the purposes of this Schedule 1 to the Restated Articles of the Corporation, any reference to Subordinate Voting Shares shall be deemed to be to the Common Shares. The rights, privileges, restrictions and conditions attaching to each class of shares are as follows: ARTICLE 1 COMMON SHARES 1.1 Voting Rights. The holders of the Common Shares shall be entitled to one (1) vote for each Common Share held by them at all meetings of shareholders, except meetings at which only shareholders of a specified class of shares are entitled to vote. 1.2 Dividend Rights. Subject to section 2.3 hereof, the holders of the Common Shares shall be entitled to receive such dividends as are declared by the Board of Directors of the Corporation on the Common Shares. 1.3 Liquidation Rights. The holders of the Common Shares shall be entitled to receive, subject to the other provisions hereof, the remaining property of the Corporation upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary. ARTICLE2 FIRST PREFERRED SHARES AND SECOND PREFERRED SHARES The First Preferred Shares and the Second Preferred Shares (such shares being hereinafter sometimes collectively referred to as the "Preferred Shares") shall be issuable in series and the rights, privileges, restrictions and conditions attaching thereto are as follows: 2.1 Issuance in Series The Preferred Shares shall be issuable at any time in one or more series, as provided above, which shares shall rank equally, within their respective series, in regard to the payment of dividends and the distribution of property in the event of the liquidation, dissolution or winding-up of the Corporation or the distribution of all or part of its assets among the shareholders. DOCSMTL. 1005233\4

The Board of Directors may, from time to time, provide for series of Preferred Shares to be created and issued. Before any Preferred Shares of a given series are issued, the Board of Directors shall: 2.1. I determine how such series of First Preferred Shares or Second Preferred Shares is to be designated; 2.1.2 determine the number of First Preferred Shares or Second Preferred Shares that will make up such series; 2.1.3 determine, subject to the attributes common to all the Preferred Shares, the rights, privileges, restrictions and conditions attaching to such series of shares, including, but without limiting the generality of the foregoing: 2.1.3.1 the rate, amount or method of calculation of the dividend applicable to the shares of such series, the method of payment of such dividend and whether it is cumulative or non-cumulative; and 2.1.3.2 such rights, privileges, restrictions and conditions, if any, as may be considered appropriate in regard to the acquisition of such shares by the Corporation (at the option of the Corporation, at the option of the holder or otherwise), the creation of a sinking fund or purchase fund with respect thereto, the transfer of such shares or the exchange or conversion thereof into shares of another series or class; and 2.1.4 amend the articles of the Corporation accordingly, in conformity with the Canada Business Corporations Act. 2.2 Voting The holders of the Preferred Shares shall not be entitled to receive notice of or to attend or vote at meetings of shareholders. 2.3 Dividends 2.3.1 The holders of Preferred Shares of a series shall be entitled to receive, with respect to each financial year of the Corporation or such other period as may be specified in the articles of amendment with respect to such series, preferential dividends, the rate, amount or method of calculation and the method of payment of which dividend, and whether it is cumulative or non-cumulative, shall be as determined in the relevant articles of amendment. 2.3.2 The holders of Preferred Shares of a series shall not, as such, be entitled to any further dividend or any dividend other than the specific

.-preferential dividend provided for in the articles of amendment with respect to such series. 2.3.3 No dividend may be declared, paid or set aside for payment, during a financial year of the Corporation or such other period specified in the relevant articles of amendment, on the Second Preferred Shares, the Subordinate Voting Shares and the Multiple Voting Shares or any other share of the share capital of the Corporation ranking junior to the First Preferred Shares, unless any current dividend on any First Preferred Shares then outstanding and any accrued dividends on any such shares with a cumulative dividend shall first have been declared and paid or set aside for payment with respect to the same year or period. 2.3.4 No dividend may be declared, paid or set aside for payment, during a financial year of the Corporation or such other period specified in the relevant articles of amendment, on the Subordinate Voting Shares and the Multiple Voting Shares or any other share of the share capital of the Corporation ranking junior to the Second Preferred Shares, unless any current dividend on any Second Preferred Shares then outstanding and any accrued dividends on any such shares with a cumulative dividend shall first have been declared and paid or set aside for payment with respect to the same year or period 2.3.5 The dividend applicable to any Preferred Share of a series with a cumulative dividend shall begin to accrue from the date such shares are issued, unless the articles of amendment with respect to such series provide for a different date, in which case such cumulative dividend shall begin to accrue from the date specified in the relevant articles of amendment 2.3.6 The dividend applicable to any Preferred Share of a series with a cumulative dividend shall be earned only at the end of a financial year or of such other period to which it relates, unless the articles of amendment with respect to such series provide that such dividend is to be earned on a daily basis or in any other manner, in which case the relevant articles of amendment shall prevail. 2.3.7 Where an amount declared as a dividend is insufficient to pay any current dividend on any Preferred Shares then outstanding and any accrued dividends on any such shares with a cumulative dividend, the holders of Preferred Shares shall participate in such dividend on an equal basis within their respective series, in proportion to the amounts that would be payable if current and accrued dividends were paid in full. 2.4 Liquidation, Dissolution or Winding-up

2.4.1 In the event of the liquidation of the Corporationthe distribution of its property upon its dissolution or winding-up, or the distribution of all or part of its assets among the shareholders, the holders of Preferred Shares of every series shall receive, in cash or in kind, an amount equal to the value of the consideration paid in respect of such shares outstanding, as credited to the issued and paid-up share capital account of the Corporationtogether with: · 2.4.1.1 in the case of Preferred Shares with a cumulative dividend, the amount of any dividends then accrued or declared on such shares and unpaid; 2.4.1.2 in the case of Preferred Shares with a non-cumulative dividendthe amount of any dividends then declared on such shares and unpaid; and 2.4.1.3 all other amounts, if any, specified in the articles of amendment creating the share series concerned. 2.4.2 The holders of First Preferred Shares shall be entitled to receive these amounts in preference and priority to any participation of holders of Second Preferred Shares, Subordinate Voting Shares and Multiple Voting Shares or shares of any other class of shares of the share capital of the Corporation ranking junior to the First Preferred Shares, on an equal basis, in proportion to the amount of their respective claims in regard to such shares held by them. 2.4.3 The holders of Second Preferred Shares shall be entitled to receive these amounts in preference and priority to any participation of holders of Subordinate Voting Shares and Multiple Voting Shares or shares of any other class of shares of the share capital of the Corporation ranking junior to the Second Preferred Shares, on an equal basis, in proportion to the amount of their respective claims in regard to such shares held by them. 2.4.4 The holders of Preferred Shares shall not be entitled to participate further in such distribution, the remaining property of the Corporation devolving to holders of the other shares of the share capital of the Corporation according to their respective rights. 2.5 Amendments 2.5.1 Subject to the provisions of sections 173 and following of the Canada Business Corporations Act and subject to the articles of the Corporation being amended, the Board of Directors may at any time adopt a resolution to modify, amend, suspend or repeal the rights, privileges restrictions and conditions attaching to any Preferred Shares in order to authorize the creation of shares of a new class ranking prior to or having

... II • the same rank as such Preferred Shares in regard to dividends or distribution of property in the event of the liquidation, dissolution or winding-up of the Corporation or the distribution of all or part of its assets among the shareholders, or in order to make the shares of an existing class rank prior to or have the same rank as such Preferred Shares in regard thereto, but no such resolution shall be effective unless ratified by at least three quarters. (%) of the votes cast by the holders of Preferred Shares of each series affected by such amendment, voting separately as a series, present or represented at a meeting called and held for such purpose; a meeting may nevertheless be held jointly with other shareholders provided that a separate vote is taken among holders of Preferred Shares of each series affected by such amendment. The fonnalities to be observed in regard to the calling and conduct of any such meeting and the quorum therefor shall be those prescribed in the by-laws of the Corporation in regard to meetings of holders of shares carrying the right to vote at shareholders' meetings, mutatis mutandis.A vote with respect to Preferred Shares may also be expressed by resolution in writing signed by all the holders entitled to vote on the resolution concerned. If the proposed amendment stands to affect the rights of holders of Preferred Shares of a given series in a manner or to an extent significantly different from the manner or extent to which it affects the rights of holders of Preferred Shares of any other series, such amendment must then, in addition to being approved by the holders of Preferred Shares of each series affected by the amendment, voting as a series as provided above, be approved, in the same manner, by the holders of Preferred Shares of every such series, voting separately as a series, and the provisions of article 2.5.1 shall apply to the procedure for obtaining such approval, mutatis mutandis. 2.5.2

SCHEDULE2 TO THE RESTATED ARTICLES OF IETERNA ZENTARIS INC. 7 - Other provisions, if any The directors shall be authorized to appoint one or more additional directors (in addition to the number of directors elected at the last annual meeting), who will remaining in office for a period terminating no later that at the adjournment of the next annual meeting provided that the total number of directors so appointed does not exceed one-third of the number of directors elected at such last annual meeting. DOCSMTL: 3655275\1

1+1 Industry Canada Certificate of Amendment Industrie Canada Certificat de modification Canada Business Corporations Act Loi canadienne sur les socictes par actions .-.. Business Corporations Act in accordance with the attached notice; canadienne sur les societes par actions, conformement a !'avis ci-joint; Canada AETERNA ZENTARIS INC.264271-9 Name of corporation-Denomination de Ia societe Corporation number-Numero de Ia societe I hereby certify that the articles of the Je certifie que les statuts de Ia societe above-named corporation were amended: susmentionnee ont ete modifies: a) under section 13 of the Canada 0a) en vertu de ('article 13 de Ia Loi b) under section 27 of the Canada 0b) en vertu de I'article 27 de Ia Loi Business Corporations Act as set out incanadienne sur Jes societes par the attached articles of amendment actions, tel qu'il est indique dans les designating a series of shares; clauses rilodificatrices ci-jointes designant une serie d'actions; c) under section 179 of the Canada c) en vertu de l'article 179 de Ia Loi Business Corporations Act as set out in canadienne sur les societes par the attached articles of amendment; actions, tel qu'il est indique dans les clauses modificatrices ci-jointes; d) under section 191 of the Canada 0d) en vertu de I'article 191 de Ia Loi Business Corporations Act as set out incanadienne sur les societes par the atlached articles of reorganization;actions, tel qu'il est indique dans Jes clauses de reorganisation ci-jointes; May 28, 2004/le 28 mni 2004 Director-Directeur Date of Amendment - Date de modification

, . - 'l ·· J+l Industry Canada FORMULAIRE4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177} FORM4 ARTICLES OF AMENDMENT (SECTIONS 27 OR 177) Industria Canada Canada Business Corporations Act Lot canadienne sur les sod6t6s par actions 3 - The articles of the above-named corporation are amended as follows: Les statuts de Ia socllltemenlionnee c:kSessus sont modifi6s de a fan suivante - (i) to change its name to AETERNA ZENTARIS INC. (ii) to create a new class of shares, being an unlimited number of Conunon Shares and to add the rights, privileges, restrictions and conditions attaching to the new class of Conunon Shares, the whole as set out in the annexed Schedule I which is incorporated in this form; to exchange each issued and outstanding Subordinate Voting Share into one Conunon Share; to cancel the Subordinate Voting Shares as a class, together with all authorized a nd unissued Subordinate Voting Shares as well as the rights, privileges, restrictions and conditions attaching to the Subordinate Voting Shares; to cancel the Multiple Voting Shares as a class, together with all authorized and unissued Multiple Voting Shares as well as the rights, privileges, restrictions and conditions attaching to the Multiple Voting Shares, and so that the authorized share capital of the Corporation shall now consist of: an unlimited number ofConunon Shares; an unlimited number of First Preferred Shares, issuable in series; and an unlimited number of Second Preferred Shares, issuable in series. (iii) (i v) (v) Corporate Secretary IC3069 (20031'081 Canada Mr 3 1 zoo Print1!d - - 1NOrl'l en kilttes mauJ6es 4 Mario Paradis -Capacity of-En qualil6 de 5-Tel. No (418)652 -N"de te.l -8525 1-Name of the Corporation - D6nomlnaUon soclale de Ia societe LES LABORATOIRES AETERNA INC. AETERNA LABORATORIES INC. 2-Corporation No. - N' de Ia sodete 264271-9

r • ' ';) SCHEDULE 1 TO THE ARTICLES OF AMENDMENT OF .I.ETERNA LABORATORIES INC. The authorized share capital of lEtema Laboratories Inc. (the "Corporation") shall consist of an unlimited number of Common Shares, an unlimited number of First Preferred Shares, issuable in series, and an unlimited number of Second Preferred Shares, issuable in series. The rights, privileges, restrictions and conditions attaching to each class of shares are as follows: ARTICLE 1 COMMON SHARES 1.1 Voting Rights. The holders of the Common Shares shall be entitled to one (1) vote for each Common Share held by them at all meetings of shareholders, except meetings at which only shareholders of a specified class of shares are entitled to vote. 1.2 Dividend Rights. Subject to section 2.3 hereof, the holders of the Common Shares shall be entitled to receive such dividends as are declared by the Board of Directors ofthe Corporation on the Common Shares. 1.3 Liquidation Rights. The holders of the Common Shares shall be entitled to receive, subject to the other provisions hereof, the remaining property of the Corporation upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary. OOCSMTL: 1005230\1

1+1 Industria Canada Industry Canada Certificate of Amendment Certificat de modification Canada Business Corporations Act Loi canadienne sur les societes par actions D Corporations Act in accordance with the attached canadienne sur les societes par actions , D Corporations Act as set out in the attached articles canadienne sur les societes par actions, tel D Corporations Act as set out in the attached articles canadienne sur les societes par actions, tel Canada LES LABORATOIRES AETERNA INC. 264271-9 Aeterna Laboratories Inc. Name of corporation-Denomination de La societe Corporation number·Numero de ta societe I hereby certify that the articles of the above Je certifie que les statuts de Ia societe named corporation were amended susmentionnee ont ete modifies : (a) under section 13 of the Canada Businessa) en vertu de !'article 13 de Ia Loi notice; confonnement a l'avis ci-joint; (b) under section 27 of the Canada Businessb) en vertu de !'article 27 de Ia Loi of amendment designating a series of shares; qu'il est indique dans Jes clauses modificatrices ci-jointes designant une serie d'actions; (c) under section 179 of the Canada Business c) en vertu de !'article 179 de Ia Loi Corporations Act as set out in the attached articles canadienne sur les socieres par actions, tel of amendment; qu'il est indique dans les clauses modificatrices ci-jointes; (d) under section 191 of the Canada Businessd) en vertu de !'article 191 de Ia Loi of reorganization.qu'il est indique dans les clauses de reorganisation ci-jointes. June 27,1997/le 27 juin 1997 Director - Directeur Date of Amendment - Date de modification

Industry Canada lndustrie Canada Loi canadlenne sur res societas par actions , FORM4 ARTICLES OF AMENDMENT (SECTION 27 OR 177) FORMULE4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177) Canada Business Corporations Act · 0 3-The articles of the above-named corporation are amended as follows: Les statuts de Ia societe menlionnee ci-dessus sont modifies de Ia fan suivante: The corporate name is hereby modified in order to add to it an English version namely uAeterna Laboratories Inc." re ARTMENTAL USE ONLY - A L'USAGE OUMINISTtRE SEULEMENT eposee IC 3069 (2196) Date Title-Tit 1 FOR DEP Filed - D 1-Name of corporation-Denomination de Ia societe LES LABORATOIRES AETERNA INC. 2-Corporation No.• N" de Ia societe 2642719

I. 1+1 lnduslry Canada lndustrie Canada Certificate of Amendment Certificat de modification Canada Business Corporations Act Loi canadienne sur les societes par actions D Corporations Act in accordance with the attached canadienne sur les societes par actions, D Corporations Act as set out in the attached articles canadienne sur les societes par actions, tel D Corporations Act as set out in the attached articles canadienne sur les societes par actions, tel Canada LES LABORATOIRES AETERNA INC. 264271-9 Name of corporation-Denomination de La societe Corporation number-Numero de La societe I hereby certify that the articles of the aboveJe certifie que les statuts de Ia societe named corporation were amendedsusmentionnee ont ete modifies : (a) under section 13 of the Canada Businessa) en vertu de I'article 13 de Ia Loi notice; confonnement a l'avis ci-joint; (b) under section 27 of the Canada Businessb) en vertu de I'article 27 de Ia Loi of amendment designating a series of shares; qu'il est indique dans les clauses modificatrices ci-jointes designant une serie d'actions; (c) under section 179 of the Canada Business c) en vertu de l'article 179 de Ia Loi Corporations Act as set out in the attached articles canadienne sur les societes par actions, tel of amendment; qu'il est indique dans les clauses modificatrices ci-jointes; (d) under section 191 of the Canada Businessd) en vertu de !'article 191 de Ia Loi of reorganization.qu'il est indique dans les clauses de reorganisation ci-jointes. July 26, 1996Jie 26 juillet 1996 Director - Directeur Date of Amendment - Date de modification

- . - ·1•1:· lndustrv canada lndustrtt Canada FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 171) FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 1n) Canada Business ;; rporatiOnl Act Loi rigissant les soc••tis par actiOM de rig•me fid6ral LABORATOIRES IETERNA INC. 3 -The anicles of the abovtHWMd corporation are amended u follows: Lnatatuts de Ia societe mentionnee ci-dessua aont modiliia de Ia fIUIVInte : A compter du 8 aoi\t 1996, les actions a droit de vo"te subalteme et les actions a droit de vote multiple de Ia Societe emises et en circulation sont fractionnees de sorte que chaque actionnaire inscrit a ja cloture des From August 8, 1996, the outstanding Subordinate Voting Shares and Multiple Voting Shares of the Corporation are subdivided so that each shareholder of record at the close of business on August 8, 1996 shall receive, on August 8, .1996, two Subordinate Voting Shares for each Subordinate Voting Share of the Corporation or two Multiple Voting Shares for each affaires le 8 aout 1996, re oive, le 8 aoi\t 1996, deux actions a droit de vote subalteme pour chaque action a droit de vote subalterne de Ia Societe ou deux actions a droit de vote multiple pour chaque action a droit de vote multiple detenue, seton le cas. Multiple Voting Share of the Corporation case may be. held, as the Oate26 juillet 1996 Tide -Titre Vice-President. Operations et Finances Vice-President, Operations and Finances 1 - Name o LES f corporation - o.nominatlon de Ia soc:iate 2-CorpcnbOn No.-N• de Ia soc1eti 264271-9

ENV. PAR-MARTINEAU WALKER ; 2-15-96 ; 16:30 ; 5143977600→ 4186472455;# 2/11

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

LES LABORATOIRES AETERNA INC.	**264271-9**
Name of corporation-Dénomination de la société	Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended

Je certifie que les statuts de la société susmentionnée ont été modifiés :

(a) under section 13 of the *Canada Business Corporations Act* in accordance with the attached notice;	☐	a) en vertu de l'article 13 de la *Loi canadienne sur les sociétés par actions*, conformément à l'avis ci-joint;
(b) under section 27 of the *Canada Business Corporations Act* as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l'article 27 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;
(c) under section 179 of the *Canada Business Corporations Act* as set out in the attached articles of amendment;	☒	c) en vertu de l'article 179 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes;
(d) under section 191 of the *Canada Business Corporations Act* as set out in the attached articles of reorganization.	☐	d) en vertu de l'article 191 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes.

Director - Directeur

December 4, 1995/le 4 décembre 1995

Date of Amendment - Date de modification

Canada

ENV. PAR:MARTINEAU WALKER ; 2-15-96 ; 16:30 ; 5143977600→ 4186472455;# 3/11

'ustry Canada | Industrie Canada

Canada Business Corporations Act | Loi régissant les sociétés par actions de régime fédéral

FORM 4
ARTICLES OF AMENDMENT
(SECTION 27 OR 177)

FORMULE 4
CLAUSES MODIFICATRICES
(ARTICLES 27 OU 177)

1 — Name of corporation — Dénomination de la société	2 — Corporation No. — N° de la société
LES LABORATOIRES AETERNA INC.	264271-9

3 — The articles of the above-named corporation are amended as follows: Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante :

L'annexe A fait partie intégrante des présentes

Date	Signature	Title — Titre
30 novembre 1995	Luc Dupont	Vice-Président, opérations et finar

7530-21-936-1367 (01-93) 46

FOR DEPARTMENTAL USE ONLY - À L'USAGE DU MINISTÈRE SEULEMENT
Filed – Déposée
DEC - 4 1995

4186472455:# 4111 514397760 ; 2-15-36 ; 16:30 ; ANNEXEA La prescnte annexc A des clauses modificatrices de Les Laboratoires tema Inc. (la •Societb) modific lcs stmuts constitutifs de Ia Societe dates du 12 septcmbrc 1990, tels que modifies par clauses modificalrlc:es data du 26 septcmbre 1991, du 27 avrill992, du 20 oc bre 1993, du 2S octobre 1993, du 28 mars 1994.du 30 mars 1994, du 28 ftvrier 1995, du 24 avril199S et du 19 octobn: 199S et fait panic integrante des clauses modificatrices de la Societe. Le$ staluts constituti:fs de Ia iete sont modifies de Ian suivantc; La rubriquc 7 des statuts constitutifs de Ia Soci«6. intitulee •Autres dispositiODS», est · ahrogee. I· n-Lcs 6 111 699 actions ordiDaires emises et en circuladon llla fermeture des bureaux le jour ouvrablc la dale du certificat de modifitation ratifianlles clauses modificattices soot frlctionn6es de sorte que cbaque actiomudre lve trois actioos OJdiDaires pour cbaque deux adioos oroinaircs deIaLa Soci6t6D'anetn pas de hction d'actioo daDa le cadre clu fractionocmeotau lieu, un actionnairc m:cvra un montmt en oUIDhaire Cpl au montant obtenu ea multiplilnt la fraction par 7,]3 s.de sorte que lo 110111•d'actioos ordiDaircs en cimJlation suite au fractionncment . 6p1A 9167 S41. III-La rubrique 3 dol statuts coostitutifs de Ia Sodet6, lntitul" aories ct tout oombrc maximal d'actioDs que1a SocW est autorisCc Cmottrcw, est moctifi6c par co qui suit: A. Par Ia cre.tioa lfua uombre illimit6 d'ICtioos • droit de voto subelteme ct d'uo nomHllmiM d'actiou ldroit de vote multiple, comportau1lca droits, pri gcs. CODditiODJ et mtrictions d6edts ci-aprM; B. Par Ia conversioD des 9 167 S4t actioas ordinaires hniaes et en cizculatioa suite au fhM:tioaDOJDellt mentiODD6 en II doodcvant ea 9 16? 541 a.ctiOD& A droit de vote multiple; Par t•umularioo de toutes le:s actiOilS oniialiresdu capital aociaJ de Ia Soci6C6;. C. Par Ia suppressioa des mots tCtions ord1.D.aira-da statuti de la Socien ce qui a D. nit lUX actionsde prmUcr nma cc aux ICtioas FriviWai6ea de deuxiaDc rq deIa SocW pour lea laDpl&c Plr1cs mots ctio as droit de vote llJbeJtetoe et KbOIIIldroit de vote multiplet.

4186472455;# 5/11 5lot3977600... t..'W . t'AK · MAK ItrltAU WAU\t..K De sorte que, suite Al'obtcntion d•un certificat de modification ratifiant lcs prisetus c)auJeS modificatriccs, Ja Societe soit autoru6c un nombre iiUmite d'actions•droit de vote subaltcme (ci-apris.les -actions a droit de vote suhalteme-), un nombre ill.imid'actions l droit de vote multiple{ci-apres, lcs -actions droit de vote multiple-), un nombrt illimit6 d'actions privilde premier rang (a·aprCa.lc:s 4Ctions privil6ai6:s de premier rana•) pouvant!tre emiJCS en series et un nombre illimitjd'actions privilCgiies de dewdeme I'IDI (ci-apres, les •actions privilegi es de deuxi6me nne-> pouvant !tre emises en ames, comportant l.es droit:s, privilqes,conditions et resttidions suivants : •Article 1-Acdogs I! drplt de yob aubeltenc ct actigu 1droit dcyog •Pitipk Les actions a droit de vote subalteme et Jcs actiQDs droit de vote multiple comportent les droita, privilegca, eoaditions ct n:strictiOD5 qu1suiveot : 1.l Di.videDcha Chaque actioo a droit d: vote subelteme et chlquc action 6 droit de voce multiple contere, 90US reserve des droits cLss pol'tmln d'actioos pri'lil6Poa de pn:micr riDI e1 d'actiODJ pride deuxia:De rq.Jc droit de recevoir Jes divideDdes que1e conseil cradmiaistnticm de Ia Societe .mail en unmoatant idcDtiquc, Ill mime moment et sous la mame fo:me (que 00 soil 1111 c:GIIlpbiDt, eu Dlbll'e ou autremCDt) tout comme si CCS KtiODJ &lent d'uae seWe et ID&nc · CepcndaDt, sous r6sc:rve toujours des droits des portcurl d•acdODS priviwpet de premier raoact d'IICtions privilqiM!de deuxianc ran& lc CODICil d•admiDisuation de Ia Societe peut dCclarer des dividcDdes sur lcs ldioDI droit de YOIC subaltemc saas declarer de diYidclades aur les actioas droit de vote mukiple ou alon cWclarer des divideodes d'un montaut idrieur l'clca 8dioaa droit de vore multiple. Nul bctiolmemeot ou consolidation des act:ioasdroit de voCII subalteme ou des JICtioDs•clmit do vott multiple ue peat acre cft'ecaue'moins quo,1cs ICUoDsa droit de vote multiple ou les actioos droit de wtc IUbaltaDe. aeJon k cu, ne soicot fiactioaD6cs ouconsolicWes deIam!mc manike et, diDI ce cu, Jes droita, privileau.conditioaa et restrictions se rattacbaot uon aux actions a droit de vote subaltema et aux actions • droit de YOie multiple se l'lttacheroDt aUIIi cos actions aiDii OUCOiliOIJcWa, .

4166472455:# 6/11 514;jH776UO • 3. 1.3 LlquJdatioD En cas de liquidation ou de dissolution de la Societe ou de toutedistribution de SC9 ol cnts d'acdf parmi scs actiODDiires aux fins de Ia liquidation de ses affaires, que cc 50it de sonpropre chef ou non, lesporteurs d'actious droit de vote subaltemc et les porteurs d'actioas A droit de vote multiple oot le droit, sou.s reserve des droits des porteurs d'actions privll gieos de {RD1ier rama ct d'actioos privil iees de deuxi me nmg, de se partl8er action pour action, lc rellquat des biCDeJ t clements d'actif de Ia Societe dispooibles pour distribution A ses actionnaires, sans pr6ference ni distinction. 1.4 Vote Les porteurs d'actions a droit de vote subahrmle et lcs pxteun d'actions •droit de vote multiple oat droit de RCCVoir avis de toute as:semblee des actionnaires de la Soci6tO,Iy usillta'ct d'y voter commo uoescule c:atqaric a reprct de toute question sur laqueUe doivcnt voter los actiooDaim clc Ia Societe. saul dans lc cu d'uae assembl= oU seWs le.s portcurs d'actlons d'uneric ou d'unesene particulitre sont habiUteavoter de .r.a.cllstinctc aux t.ume. de Ia Loi ciiiUidlerre :sur lu Les actioas a droit de vote sociltu JND' acrioru ou des statuts de Ia . subalteme confttect un (1) vote par action et lcs actiou a droit de vote multiple confiJrent dix (10) votes par actioa. Cbaque ac1ion adroit de vote multiple en drcu1atioo pNI, eo tout temps et au ¢du porteur, atJe COilVa'tie ea uoe ltti011l droit de \'de subaltemo,eelon tcs modalites suiVIIdeS: l.S. llopriviJ9de coovcniooprewau paem l.S '/tJJU:r'(;O au moya crun avisCit c o me al'aacmdes traasfats de1a Sod6t6 ct IICCOIDPIID' du ou des catificats rep._tant les actioas 1droit de vote multiple 1'6prd delqueUa lepon:ur aoubaite se privaloir de ce pivi. avis doit f4n: sip!pao le porteur delactions •droit de vote multiple Al'eprd desqucUa exou par aoa Iepr4 ntJN dtJment autori.ee etU doit y lire c:eelt iDdiqle nombre d'actiO'DS ldroit de voae multiple que le portew' soubaite convertir. Lc pona rdoit 6plemeat acquiaa' tol*ltaxes ou autrca droita ou imp6ts pou\'IIDI-••••i l'tprd cfUDC ... COD'VCI'IioD. La conwnion dcl-=tioalldroit de wte multiple ea ICdca l r..-.... droit de \'Ole subaltame ....effct..de IaPll' 1raalfcdl de Ia SocWt6 de l'avis de COil etsioll et clu ou dca CldifiQII repacntam lea ldioas droit de vo1cmultiple f6prd dctqucllcslc par• souhaite Je pr6valoirprivilqc de COilVerlicla; et

4166472455;# 7/11 5143977600-t ; 2-15-96 ;16 .31 -4· 1.5.2des reception de cct avis et du ou.des ccrtificats. la Societ6 emettra ou fera avec: effet • la date de CCUe r=ptioo. un ou des certiflcatl des actions droit de vote subalteme en circulation, suivant les modalites d6erites ci-dessus, en favcur du poltcur de ces actions a droit de vote multiple qui nc poum, dCs Jon, excrcer scs drolts • titre de poneur d'actions droit de vote multiple. Si moins que la totalite des actions a droit de vote multiple rcpresaspar un certifiC8t doit ertic.le portcur est en droit deRCeVOir UD nO\MIBu certificat pour les actionsdroit de vote multiple que rcpresentait Je cenificat original et qui a'ont puconvenies. Raaa t.f; Sauf stipuJadon contralcc aux puaaraphea 1.1, 1.4 et 1.5.cbaque etiona droit de vote subllteme et chaque actioa droit de vote multiple coa1mat les dines droits, som a tous 9Ia entre cUes et seront traiteos pat Ia Socie.6 commc si ellea etaicnt des actions d'une seulc c:an61orie. Arfjdc l· Adim prMI.... de aamn•noa ct Idem• prid4aiiQ de dnslimc till Les actiou privileai•.premier I'IDI et lcs Ktions priviWgWes de deuxiime rua(cos actions 6tant ci-aqria qudquefois daiP'ea coiJectivcment lea cactioDJ privil'&Jb) peuvent atrc Cmiaes ensCrie et c:omportcalles droiU,pricoaditiGls et rallrictioas qui suivent: 2.1 bluloa ea Hritl Lea actioDS privilqi6cs peuwnt en tom temps etre Qnisos en ODe s6rieou plusietn series, tel que p.evu ci«tsuuet praumt rang, A l'intericur de leur aie aespective, eplcmem entre .aile&. quaDtiU peicmeut de divicledda et au J)ldl&e des bicas adYeuDt la diaolution do Ia SoeiCtt, a liquidltioa ou Ia disUibutioll de tout oo putie de aooiCtit}miDi les acdolmaira. Le coueil d•aclmialstraJioa peut, de tempt a autre, pourvoir 1la c:r61tioa et l l'anissioo de sate.d'actioas priviJesi6es, le CODiel1 d'wfministntion devant, aviDI 1'6milsion d'ICtiou priviJCPea d7uao sOrie clonD6c : 2.1.1 diterminer la cW siptkxl de1a sCric d'ldioas privil6Ji6cs de pn:mier rag <N d'ICtioDI privilepes de deuxi6me fiDI; · 2.1.2 detcrmiDer )e DOmbre d'actioas privilqWcs de preaUI!I' 11118 OU d'acdom priviWaWel de dou.Uime maa devut CCJmPOMr tcllo16dc;

4166472455:# 6/11 CJ\\' • r!ilt •Jl:\lt I IIU ftJUJ\J:.lt - s. deler1J1in«,sous reserve des caracteristiques propres a I'ensemble des actions privil iles droits. privileges, toaditions et restrictions se rattacbant a t.elle Sl!ric d'ldions, y compris, mais SII1B limiter Ia portee de cc qui : 2.1.3 le taux et Je montlllt ou 1a methode de c:alcul du dividcnde afFerent aux actions de telle sale alnsi que les modalites de paiement et Je caractae cumulatif ou non c:umuladf de tel dividendc;et le cas beant, tels droits, privileaes, conditions el restrictions jup i) ii) A propos relativcmeot A l'acquiaition par la Sociect de teUes actions (soit 6 5011are.al'optioo du cWtentcur ou autmoeut).ala constitution d'ua foods d'amortiuemeat ou d'ecbat acct prd. a l'kbmae ou Ia conversion de tel.les actions en actKma d'une aun sme ou cateaorie, ou ell«)re aux tnosfcrts de ccllea-d;et modifier en coosequencc les statuts de la Societe, conformemcntIa Lol ctJ1Illlli,nnt nu l1s lociillspal' t etion. 2.1.4 2.2 Vote Les actions priviWaUes ne conftrcnt pas a leurs dCtcntcurs lc droit de voter aux usembldes actiomWru, d'y atre conwques ou d'y asaistcr. 2.3.1Les ditentcurs d'actions privil ecs d'uae sCric ootle droit de reoevoir, A l' prd de cbaque exerc::iee fiaaoda do Ia SocWte ou tout 8\ltre iDtcrvallc pr6vu diDS les clauses moctifirelatives 1teUe Uric, des divideades Is cloalit candire cumuJetif ouDOD cumulatif, le taux, lo moatant ou 1& m4tbodo de c8:ul aiDsi que lei modallta de paie awll tom tels que a.clauses modifiatrica patiDeata. p1r 2.3.2Les d6tenteur8 d'actiODI privilegi6c:s d'UH sene n'ont droit, Ace title, i aucun dMcleode additioDDel ou dividcDde ausre·que Je dMdmde pra&eDtiel spc!Q11quc pmu Pll'1cs clausa modifiCittica Rlativcs telle!16rie. 2.3.3Aucun dividcDde ne peut attc la:C,paye ou mis de c:&e pour paiement au cours cl'uo ereice firwncicr de II ou de 1elle IUII'C p6riodc per les dallieS moclific:lttica peztiDeata.. ll"6prd des actioal privil6giees clc deuxitme rq.del.ctioas droit de vote subl.lteme ct des actioatc.lroit de 'VOte muldple 011de tome lldn:.....duaoc:ia1 da Ia Societ6, preDIDt rq....leiiiCtioalde pnmicr rq.• mow qu'cn prioliti ...de ce mfme exerdce ou de ccttc mime

4186472455;# 9/11 514397760()-. pCriodc,tout dividcndc (;oumnt rclatifdes actioas privflegiees de premier rana aJom en circulatioa ainsi que tout divideode accumuJ6 sur tellcs actions a divideodc cwnulatif ait CIC declare et payou mJs de cGte pour paiement. 2.3.4 Aucwt dividcodc ne peutdeclare,pay6 ou mis de cote pour paiemern au cours d'un exercice finaaeier de Ia Sotiou de tcUc autre periode determin4c par les clauses moditkatricC$ pertinentcsa l' ard des actions a droit de vote subalteme ct des actionsdroit de vote multiple ou de tou1e autre actioo du capital social de Ia Societe prenaat I'Bll& apm les actions privilegiecs de deuxieme rana, a moine qu'en priorit•J' eaard 4e cc meroe exercice ou de cette me periode, tollt dividcndc courant rclatif a des actions priviiC&ide deuxieme rang alors en cin:ulation aiDsi que lOW . divideruJe accumwe sur telles actions A dividc:ode cumulalif ait etc declare et paou mis de c&epour paiement. Le dividende aft'mnt toute action privilegiee d'une sene comportant m dividende eumulatif commeocec.ourir a eomptcr de1a dale d'Cmission de teUes adio Dt amoins que les clauses modificatriccs relatives A1elle sCrie ne prevoicm uoe date diff6rente., auquel cas ee divideade cumulatif commcuc:e acourir•oompter de Iadate prevuepar les clatdea modifiadrices pmtioeGtcs. Le dividende afferent toU1e action privitqia§e d'tme sme compor11Dt UD dividmde cumulatif ne"'gapequ'i I'expiration d,.UD exereice fiDancicr ou de teUe autre pmode pollf laquclle il est prevu. 1moiu que les clauaes modificatrlces lelatives a teUe amc soient a l'effet que tel dividende s'accumulc au jour lejour ou de telle autre IDIDK:re, auquel cas les clauses modiftcatricespeniDeotes prevalent. 2.3.5 . 2.3.6 Advenant lc montaut d•un dividcnde cWcJare soit iDiutfilaol pour acquiU. 23.7 IOUldi'YideDde courant re1ltif des actions privileaWcs alon en cin:ulatioa. ains1 que tout divideod.e aa:umul6 a 1'6pld de teUcs ICtioos l ctivideadc amulatif,lei d6tr:ntaurs d'actloas priperticipalt l tel dividcode.l t'J..otmcur de leur sate respective. d propartioDDellcaat 1m( sommcs qui acnicnt payables en cas d'ICqUittaoeat - 2.4 Liqaiclatioa oe dluohl&. 2.4.1Advmlllt Ia dissolution de la Societe, to partap de sea bieos lora de a de lOll ICtif' pmmi lee UquldaliOil ou Ia ctiltribution de tout OQ actioDoaiJa, Ia ciCtcDteun d'ICtions privilf&l6e8 de toutea l6ries 'V'CIIIt. en mun6raire ou ea bials. uae samme 6plc lla valour de la c:ootrclplltie Wll6c 1"9rddo tclles ICtioasea.circ:lllaino, reiJe que p0nse IUCMJI* do capitaltooial am.ct pay6 de1a SoolN.DUijonc :

1Hb4/l n5i#l0/ll -7· dans le cas d'actioas privileail!es componant un dividende cumulatif. du montant de tout dividcude alan accumule ouet impaye sur ccUos-ci; i) dans le cas d'actions privil i=s comportant un divideode non cumulatit du montant de tout dividcnde alors taresur celleKi ct impayt;et ii) lo cas echtant, de tout autre montant d termine par Ies clauses modiftcatrices creant telle sene d"aetioos. iii) 2.4.2Les daenteun d'acliona privilegi6es do premier t1ID8 oat le droit de reccvoir ces semmes par pnUcma et ea prioriA mute partieipetioo des dCtent.eurs d'actions pride dr:uxianc rq. d"acticms •droit de vote subalteme et d'actions a droit de vote Ulultiple ou d'actioDs de 1oUte autre catigorie d'actiona du c:apjtal social de Ia Soci, prenam 1'8ll& apres les actions privilerpa de premier raos qalement et propordonncUcmcmt au mootant de leur riclamatiou respective a reaard de aelles acdoas qu'Us detieMent 2.4.3LecWteotoura d"actioas privilcp6=s de dcuximlc rq ant lc droit de recevoit cas IOIDIDCS par prafCrcnce et on prioritel toute panlcipation des d6ttateun d'actiODS droit de vote subaherne et d'Ktions A droit de vote multiple ou d'ldions de toute au&re c:af6aoric d'actiou du capital social de Ia Soci . prcoaot Rill aprea los actioos privilde deuxiaDc nma et proportioonellemcnt au DlODbUlt de leur r6clamation respeetive i l'eprd de telles aoas qu'ils dbiatnent. priviWaib u'out droitl aucUDe participalion 2.4.4Lea d'IICtioDs additioaDeUec:e titre. 1e teste des bieu de la etaot dtvolu aux cWtadeul'l des aut1a IIOdoal du capitaleoclal de Ia Soci6t6 seloa leurs droit respedifi. 2. Modllatioe 2.S.lSous reaerve des dispotitions del articles 173 ec suivmts de Ia Loi CanadJeiiM sur /a IJOClifls par adtOM et SO\II reserve de Ia modifk.atioa des statuts de lale coaseil d'ldministntioo pallea tout temps lldoptcr uue Rsolutioa pour modifier. ame:ncla, SUip"l"be ou •muJer lea dtoits, privi)eps. cooditioas ctl'elllictiodlafiradlides actioas priv Wsi6ee. pour autorilcr Iacr6dioa d'actioGs d'UDe IIDU\'eJ1ecarqoriepreaa:rana avant les actioas pdviJ6JWa oa avec elles eumlli6re dD d.ivideades ou de piltl8e delbieDa.twa.l la liquiclatlala de Iaaclislolution ou Ia distributiou de tom ou partie de 101IC1if J*IDi Ia actioDDalra ou

4186472455;#11/11 5143977600... -. - " -B-encore,pour rcndre COOCUII'entes OUprioritaires A eet egard lcs actions d'UDO categorie cxistante mais aucunc teUe resolution n'a d'ctret a moins d'avoir etc ratifiee par le vote d'au moias les trois quarts ('A) des voix oxprim6es par les cWtenteun d'actions privi16gide cbaque s6rie affectie par c:cttc modification, votant "patGncnt en tant que Kric distin.cte, prSentl ou t6s lors d'unc assemblk eonvoquee et tenue ce«e fin, une assemblee coqjointe avec. d'autres dCtenteurs pouvaot11Wunoins itre tenuc pourw que le vote des detonteurs d'actions privileaide chaque sene aft'cctee par cettt: modification y soit pris siparement. Lea fomWita observer reJativement a Ia convocation de toute teUc assemblCe. a\ sa conduitc ainsi qu'ison qusont ccUcs pf6vucs par lcs r6&Jemeats de la Soci6te al'eprd desassembl=sdca dbentcurs d'ldiom comportant 1e droit de voter lors des asscmbl6cs des aetiolmailes, SOUl resmc des adaptations raolution =tesignee de tous Jesbabilcs voter en l'oc:c:uneDCe. - Le vote des actiompriviJePespeut amsl etre exprime par UDC 2.5.2Si la modification propoc doit affeeter les droits des tenteurs d"actioos priviJqiees d'une sme doDD d'tme maaike OU dans \lftC mesurc seosiblema!t difl'de ceUe qui aft'ecte1es droias desd'c1ionl privi1Cgi6cs de toute sene,ceue modification doit aJ.on. enplus d'atrc approuv= par les detenteurs d'actions privilqp6es de ebaque Mrio affedl!c par cette modifica&ion votant eo taat que a6rie tel que prevu cl-dessus, approuvCc, de la manemaniflre. par les cW\emeun des actiotu priviWaKet de chaque sene ainJi afi'ectee, votaDt CD 1IDt que aerie, et lcs dispositioas de l'llticle l.S.I s'appliquealll'obceution de ccttc approbation SOUl reserve des adaptatioDS cssaires.• IV. La rubrique! des llatutS coastitucifs de la Soci6te,•Nombrc (ou oombre mlnim l et maximal) cl' , Cit modifWe Pit ce qui suit : ·Lenomm miDim.& d'est de c:inq ct le DOmbre maximaJ d'admi.aistn!an est de quina. ED oltre, lee edmiDislra&curs Qlt IUlOris6s i llOIIUDet liD ou plusieurs admiDii1J'ICCur1 supplanataires (em plus du nombre d'ldmiDiJtraacurs 6lus l la de:miae aaembWe aaDiaelle) qui demeureroat en function pcmdmt uue pa;odc se termiDant au plus tard A la levee de 1a procbaine assembl"aanucllocoodition que lc DOmbre total d'administnbnn ablli nonuoaDC cWpase piS le tias du oomhre d'adminiatrltaun . .l cette dcmUn aaemhlIIIDUelle-.

1+1 lndustrie Canada Industry Canada Certificat de modification Certificate of Amendment Canada Business Corporations Act Loi canadienne sur les societes par actions susmentionnee ont eli modifies : named corporation were amended D Corporations Act in accordance with the attached canadienne sur les societes par actions, D Corporations Act as set out in the attached articles caMdienne sur les societes par actions, tel D Corporations Act as set out in the attached articles canadienne sur Jes societes par actions, tel October 19, 1995/le 19 octobre 1995 Canada LES LABORATOIRES AETERNA INC. 264271-9 Name of corporation-O!nomtnatton de la soct!t! Corporation nu•ber-Num!ro de la soci!te 1hereby certify that the articles of the aboveJe certifie que les statuts de Ia societe (a) under section 13 of the Canada Businessa) en vertu de l'article 13 de Ia Loi notice;conformement a l'avis ci-joint; (b) under section 27 of the Canada Businessb) en vertu de I'article 27 de Ia Loi of amendment designating a series of shares; qu'il est indique dans les clauses modificatrices ci-jointes dCsignant une serie d'actions; (c) under section 179 of the Canada Business c) en vertu de l'article 179 de Ia Loi CorporatioJJs Act as set out in the attached articlescanadienne sur les sociites par actions , tel of amendment;qu'il est indique dans les clauses modificatrices ci-jointes; (d) under section 191 of the Canada Businessd) en vertu de l'article 191de Ia Loi of reorganization.qu'il est indique dans les clauses de reorganisation ci-jointes. . .. . , Director - DlrecteurDate of nd.ent - Date de aodificatton

Industry Canada / Industrie Canada

Canada Business Corporations Act / Loi régissant les sociétés par actions de régime fédéral

FORM 4 — ARTICLES OF AMENDMENT (SECTION 27 OR 177)

FORMULE 4 — CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)

1 — Name of Corporation — Dénomination de la société	2 — Corporation No. — N° de la société
LES LABORATOIRES AETERNA INC.	264271-9

3 — The articles of the above-named corporation are amended as follows: Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante :

La rubrique 7 des statuts constitutifs de la société intitulée "Autres dispositions" est modifiée par l'abrogation du paragraphe 2 de l'annexe C qui se lit:

"2. Tout appel public à l'épargne par la société est interdit."

Date	Signature	Title — Titre
19 octobre 1995	[signature] Luc Dupont	Vice-président, Opérations et finances et Secrétaire

7530-21-936-1387 (01-93) 46

FOR DEPARTMENTAL USE ONLY - À L'USAGE DU MINISTÈRE SEULEMENT

Filed – Déposée

OCT 19 1995

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

LES LABORATOIRES AETERNA INC.

Name of corporation-Dénomination de la société

264271-9

Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended

(a) under section 13 of the *Canada Business Corporations Act* in accordance with the attached notice; ☐

(b) under section 27 of the *Canada Business Corporations Act* as set out in the attached articles of amendment designating a series of shares; ☐

(c) under section 179 of the *Canada Business Corporations Act* as set out in the attached articles of amendment; ☐

(d) under section 191 of the *Canada Business Corporations Act* as set out in the attached articles of reorganization; ☐

(e) under section 192 of the *Canada Business Corporations Act* as set out in the attached articles of arrangement. ☐

Je certifie que les statuts de la société susmentionnée ont été modifiés :

a) en vertu de l'article 13 de la *Loi canadienne sur les sociétés par actions*, conformément à l'avis ci-joint;

b) en vertu de l'article 27 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;

c) en vertu de l'article 179 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes;

d) en vertu de l'article 191 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes;

e) en vertu de l'article 192 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses d'arrangement ci-jointes.

Director - Directeur

April 24, 1995/le 24 avril 1995

Date of Amendment - Date de modification

Canada

IC 3411 (10-94) (cca 2140)

- •J+I.• Industry Canada lndustrie Canada Loi r6gissant les soci6t61 par actions de r6gime f6d6ral FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177) FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177) OCanada Business Corporations Act 3 - The articles of the above-named corporation are amended as follows: Les staluts de Ia societe mentionnee ci-dessus sont modifies de ta fsuivante : a titre de La rubrique 7 des statuts constitutifs de Ia societe intitulee •Autres dispositions• est modifiee par l'ajout, paragraphe 2 de l'annexe C, du texte suivant: •2. Tout appel public a l'epargne par Ia societe est interdit.» Date 21 avriJ.l995 7630-21·936-1387 (01·93) 48 Title -Tltre President FOR DEPARTMENTAL USE ONLY-A L'USAGE DU MINISrtRE SEULEMENT Rled--e 2 s 1995 1 - Name of corporation - Denomination de 1. sooi616. LES LABORATOIRES AETERNA INC. 2 - Corporalion No. - N• de Ia soci6te 264271-9

I+I lndustrie Canada Industry Canada Certificate of Amendment Certificat de modification Canada Business Corporations Act Loi canadienne sur les societes par actions D Corporations Act in accordance with the attached canadienne sur les societes par actions, D Corporations Act as set out in the attached articles canadienne sur les societes par actions, tel D catuulieiUze sur les societes par actions, tel Corporations Act as set out in the attached articles D Corporations Act as set out in the attached articles cmwdienne sur les sociites par actions, tel Canada IC3411 (10-94)(cca2140) LES LABORATOIRES AETERNA INC. 264271-9 NaMe of corporation·DEno•1nat1on de Ia sociEtECorporation nuDber-Hua!ro de Ia sociEt6 I hereby certify that the articles of the above Je certifie que les statues de Ia societe named corporation were amendedsusmentionnee ont ete modifies : (a) under section 13 of the Canada Businessa) en vertu de !'article 13 de Ia Loi notice; conformement a l'avis ci-joint; (b) under section 27 of the Canada Businessb) en vertu de }'article 27 de Ia Loi of amendment designating a series of shares;qu'il est indiqut dans les clauses modificatrices ci-joinles designant une s6rie d'actions; (c) under section 179 of the Canada Business c) en vertu de I'article 179 de Ia Loi CorporatioJJs Act as set out in the attached articles cmuuliemu: sur les sociites par actions, tel of amendment; qu'il est indiqut dans les clauses modificatrices ci-jointes; (d) under section 191of the Canada Businessd) en vertu de I'article 191de Ia Loi of reorganization; qu'il est indique dans les clauses de 16>rganisation ci·jointes; (e) under section 192 of the Canada Businesse) en vertu de !'article 192 de Ia Loi of arrangement. qu'il est indiqut dans les clauses 'd'arrangement ci-jointes. February 28, 1995/le 28 f6vrier 1995 Director - DirecteurDate of Amend.ent - Date de aodification

Industry Canada | Industrie Canada

Canada Business Corporations Act | Loi régissant les sociétés par actions de régime fédéral

FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)

FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)

1 — Name of corporation — Dénomination de la société	2 — Corporation No. — N° de la société
LES LABORATOIRES AETERNA INC.	264271-9

3 — The articles of the above-named corporation are amended as follows: Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante :

La rubrique 7 des statuts constitutifs de la société intitulée «Autres dispositions» est modifiée par l'abrogation du paragraphe 2 de l'annexe C qui se lit:

«2. Tout appel public à l'épargne par la société est interdit.»

Date	Signature	Title — Titre
24 février 1995	[signature] Éric Dupont	président

7530-21-936-1387 (01-93) 46

FOR DEPARTMENTAL USE ONLY – À L'USAGE DU MINISTÈRE SEULEMENT
Filed – Déposée
MAR 01 1995

I+I Industria Canada Industry Canada Certificate of Amendment Certificat de modification Loi regissant les societes par actions de regime federal Canada Business Corporations Act susmentioont ete modifies : named corporation were amended D les societes par actions de regime federal, Corporations Act in accordance with the attached D Corporations Act as set out in the attached articles les societes par actions de regime federal, tel 0 Jes societes par actions de regime federal, tel Corporations Act as set out in the attached articles D Corporations Act as set out in the attached articles les societes par actions de regime federal, tel Canada 7530-2 Hl36-210( 12-93) LES LABORATOIRES AETERNA INC. 264271-9 Naae of corporatfon-06noafnatfon de la sotf6t6 Corporation nuaber-NuD!ro de la soci t I hereby certify that the articles of the above Je certifie que les statuts de Ia socitte (a) under section 13 of the Ca1UldtJ Business a) en vertu de !'article 13 de Ia Loi regissant notice; conformement a l'avis ci-joint; (b) under section 27 of the Canada Business b) en vertu de )'article 27 de Ia Loi regissant of amendment designating a series of shares; qu'il est indique dans les clauses modificatrices ci-jointes d6;ignant une serie d'actions; (c) under section 179 of the Canada Business c) en vertu de l'article 179 de Ia Loi regissant Corporations Act as set out in the attached articles Jes societes par actions de regime federal, tel of amendment; qu'il est indique dans les clauses modificatrices ci-jointes; (d) under section 191of the Canada Business d) en vertu de ]'article 191de Ia Loi regissanl of reorganization; qu'il est indique dans les clauses de reorganisation ci-jointes; (e) under section 192 of the Canada Business e) en vertu de !'article 192 de Ia Loi regissanl of arrangement. qu'il est indique dans les clauses d'arrangement ci-jointes. March 28, 1994/le 28 mars 1994 Director - DfrecteurDate of Alendaent - Date de modtfication

Consumer and Corporate Affairs Canada — Consommation et Corporations Canada

Canada Business Corporations Act — Loi sur les sociétés commerciales canadiennes

FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 171) — **FORMULE 4 CLAUSES MODIFICATRICES (ARTICLE 27 OU 171)**

1 – Name of Corporation — Dénomination de la société	2 – Corporation No. — N° de la société
LES LABORATOIRES AETERNA INC.	264271-9

3 – The articles of the above-named corporation are amended as follows: — Les statuts de la société ci-haut mentionnée sont modifiés de la façon suivante:

La rubrique 7 des statuts constitutifs de la société du 12 septembre 1990 intitulée «Autres dispositions» telle que modifiée en vertu des clauses modificatrices et du certificat de modification du 4 octobre 1993 et en vertu des clauses modificatrices et du certificat de modification du 25 octobre 1993, est de nouveau modifiée en abrogeant et en annulant la restriction relative à l'appel public à l'épargne faisant l'objet du paragraphe 2 de l'annexe C qui se lit :

«2. Tout appel public à l'épargne par la société est interdit.»

Date	Signature	Description of Office — Description du poste
28 mars 1994	ÉRIC DUPONT	Président

FOR DEPARTMENTAL USE ONLY – À L'USAGE DU MINISTÈRE SEULEMENT

Filed — Déposée MAR 3 1 1994

CCA-1387 (4/85)

·.. 1+1 Industria Canada Industry Canada Certificate of Amendment Certif'lcat de modification Canada Business Corporations Act Loi regissant les societes par actions de regime federal D Corporations Act in accordance with the attached les sociitis par actiotJS de regime federal, D Corporations Act as set out in the attached articles les societis par actions de regime federal, tel D les societis par actions de regime federal, tel Corporatiotrs Act as set out in the attached articles D Corporations Act as set out in the attached articles 'J "f "• , .·· les societis par actions de regime federal, tel d'arrangement ci-jointes. March 30, 1994/le 30 mars 1994 Date of Aaend.ent - Date de modification Director - Directeur Canada 7530·2Hll6-2140 (12·93) LES LABORATOIRES AETERNA INC. 264271-9 Name of corporation-D no•tnation de la soci t Corporation nu•ber-Hua!ro de ta soci t I hereby certify that the articles of the above Je ccrtifie que les statuts de Ia soci6te named corporation were amended susmentioont te modifie<! : (a) under section 13 of the Canada Business a) en vertu de l'article 13 de Ia Loi regissant notice; conformement a l'avis ci-joint; (b) under section 27 of the Canada Business b) en vertu de l'article 27 de Ia Loi regissant of amendment designating a series of shares; qu'il est indique dans les clauses modificatrices ci-jointes dbignant une rie d'actions; (c) under section 179 of the Canada Business c) en vertu de !'article 179 de Ia Loi regissant Corporations Act as set out in the attached articles les sociitis par actiotJS de regime fidiral, tel of amendment; qu'il est indique dans les clauses modificatrices ci-jointes; (d) under section 191of the Canada Business d) en vertu de l'article 191de Ia Loi regissatu of reorganization; qu'il est indique dans les clauses de reorganisation ci-jointes; (e) under section 192 of the Canada Business e) en vertu de !'article 192 de Ia Loi regissant of arrangement. qu'il est indique dans les clauses :-· -

. ••• 4 Consomtnallon et COtPOtatlons Canada lol SUt les socr th commerciales canadlennes sumef rid FORM 4 ARTICLES OF AMENDMEHT (SECnON 27 OR 111) FORMULE 4 CLAUSES MODIACATRICES (ARTICLE 27 OU 171) Corpotate''tfarrs Canada aallons Act Canada Business 3 - The lltk:les of the above·named COtPOf8tion are amended ..follows: lea statuts de Ia soc:l4116 o-haut mentionnusont modifies de Ia fa on aufvante: La rubrique 7 des statuts constitutifs de la soci tdu 12 septembre 1990 intitule «Autres dispositions» telle que modifiee en vertu des clauses modificatrices et du certificat de modification du 4 octobre 1993, en vertu des clauses modificatrices et du certificat de modification du 25 octobre 1993 et en vertu des clauses modifi catrices et du certificat de modification du 28 mars 1994 est de nouveau modifi e en ajoutant conme paragraphe 2 de 1•annexe C, les dispositions suivantes, soit : a Tout appel public 11 pargne par la soci test interdit.» ((2 . 30 mars 1994 Oeacriptlon of Office -Descripllon du POSit Secretaire FOR DEPARTMENTAL USE ONLY-L'USAGE DU MIN RE SEULEMENT Flied - D'J)OHe ·tet 4 1994 1 - Name of Corporation - 06nomtnabon de Ia IOCUI16 LES LABORATOIRES AETERNA INC. 2 - Corporation No.-N• de Ia soci6t6 264271-9

Industry and Science Canada lndustrie et Sciences Canada 1+1 Certlflcat de modification Lol r glssant les socl tes par actions de regime federal Certificate of Amendment Canada Business Corporations Act articles of the above-named de Ia soci tsusmentionn e Loi regissant les societes par conform ment A l'avls ci-]oint; Canada Business CoTP.orations attached notice; Canada Business Coroorations articles of amendment Loi regissaFJ.t les societes v.ar actions dans Ies clauses modificatricci Loi regissa11t les societes p_ar actions dans Ies clauses modlficatrlces Canada Business Coroorations articles of amendment; Lol regissant les societes v.ar actions dans Ies clauses ae reorganisation Canada Business Coroorations articles of reorganization; Canada Business Coroorations articles of arrangement. Lol regJssant les societes v.ar actions dans Ies clauses a'arrangement Canada 0432 LES LABORATOIRES AETERNA INC. 264271-9 Name or corporation - Dinomination de la soci6tiCorporation number - Num6ro de la sociiti I hereby certify that the Je certifie que les statuts corporation were amendedont tmodifies: Ca) under section 13 of the Da) en vertu d!'article 13 de Ia Act in accordance with the actions de regime federall (b) under section 27 of the 0b) en vertu de 1'article 27 de la Act as set out in tlie attached de regtme Jederal, tel qu'11 est indique designating a series of shares; jointes deslgnant une serle d actions; (c) under section 179 of the c) en vertu de !'article 179 de Ia Act as set out in tlie attachedde reg1me tederal, tel qu'II est indlque cl-jointes; (d) under section 191 of the Dd) en vertu de Particle 191 de la Act as set out in the attachedde reg1me federatel qu'il est indlque ci-jointes; Ce) under Section 192 of the 0e) en vertu de !'article 192 de la Act as set out in tlie attachedde reglme federatel qu'11 est indique ci-jointes. October 25, 1993/le 25 octobre 1993 Director - DirecteurDate of Amendment - Date de moditieation

I FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177) FORMULE 4 CLAUSES MODIFICATRICES (ARTICLE 27 OU 177) • . • Can BusinessLoir6gissant les soci616s Corp' 'ons Act par actions de regime f6deral 3 - The articles of the above-named corporation are amended as follows;Les statuts de Ia societe ci-haut mentionnee sont modifies de Ia fa on suivante: La rubrique 7 des statuts constitutifs de la soci te du 12 septembre 1990 intitul e ccAutres dispositionS)) telle que modifiee en vertu des clauses modificatrices et du certificat de modification du 4 octobre 1993 est de nouveau modifi en ajoutant paragraphe 2 de l'annexe C, les dispositions suivantes, soit : com public a <<2. Tout appel l'epargne par la societest interdit.n 25 OCTOBRE 1993 CCA 1387 (02-89) Filed - Oeposee President FOR D£PAfiTf,IENTAL US£ ON LY-A 'USAGE OU MINISTtRI:' SEULEMENT NOV _-: 9 1993 1 - Name of Corporation - Denomination deIa soc1ete1 LES LABORATOIRES AETERNA INC. 2 -Corporation No. N° de Ia soccete 264271-9

'.1+1 lndustrie et Sciences Canada Industry and Science Canada • ' Certlficat de modification Certificate of Amendment Lol regissant les societes par actions de regime federal Canada Business Corporations Act articles of the above-named de la soci tsusmentlonn e Canada Business CoTP.orations attached notice; Loi regissant les societes par conform ment a 1'avis cl-)oint; Loi regissaFJ,t les societes P,ar actions dans res clauses modificatrices ci Canada Business Corvorations articles of amendment Loi reg_issant les societes P,ar actions dans res clauses modiflcatrices Canada Business Corvorations articles of amendment; Canada Business Corvorations articles of reorganization; Loi regissaFJ,t les societes P,ar actions dans Ies ctauses ae reorganisation Canada Business Corooratfons articles of arrangement. Loi reg_issaFJ,t les societes P,ar actions dans res clauses a'arrangement Canada LES LABORATOIRES AETERNA INC. 264271-9 Name or corporation - Denomination de la societeCorporation number - Numero de la societe I hereby certify that the Je certifie que les statuts corporation were amended ont tmodlfi s: Ca) under section 13 of the Da) en vertu d1'article 13 de la Act in accordance with the actions de regime federal Cb) under section 27 of the 0b) en vertu de 1'article 27 de Ia Act as set out in the attached de regrme federal, tel qu •11 est indiqu designating a series of shares;jointes d signant une s rie d 'actlons; (c) under section 179 of the c) en vertu de 1'article 179 de la Act as set out in the attachedde reg1me federal, tel qu'll est indiqu ci-jolntes; (d) under section 191 of the Dd) en vertu de !'article 191 de la Act as set out in the attachedde regrme Jederal1 tel qu•11 est indique ci-jointes; (e) under Section 192 of the 0e) en vertu de l'article 192 de la Act as set out in th-e attachedde reg1me Jederatel qu'11 est indique ci-jointes. October 20, 1993/le 20 octobre 1993 Director - DirecteurDate of Amendment - Date de modification

Consumer and l:ofpofate Alfai;s Canada '-'onsommatiOO et Corporations Canada FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 171) tUHMULt 4 CLAUSES MODIACATRICES (ARTICLE 27 OU 171) C<Hnada Business Loi sUf les soci4tes commerciales canadiennes ions Act 3 - The articles of the above·named corporation are amended ..followa: les ataMa de Ia sociitt6 el·haut mentronooe sont moclifl6s de Ia farron sulvante: a) La rubrique 3 des statuts constitutifs de la soci tdu 12 septembre 1990 intitul e «Cat gorie et tout nombre maximum d'actions que la soci test autoris e a mettre» telle que modifie en vertu des clauses modificatrices et du certificat de modifi cation du 27 avril 1992 est de nouveau modifie par les dispositions de l'annexe A jointe aux pr sentes clauses modificatrices2 laquelle annexe fait partie int grante des pr sentes clauses modificatrices; b) La rubrique 7 des statuts constitutifs de la soci tdu 12 septembre 1990 intitul e «Autres dispositions» est modifie de fa on A abroger et A annuler la restriction relative 3 l'appel public a l' pargne faisant l'objet du paragraphe 2 de l'annexe c qui se lit Tout appel public a l' pargne par la soci test interdit.» «2. c) La rubrique 2 des statuts constitutifs de la societe du 12 septembre 1990 intitulee «Lieu au Canada oO doit etre situle siege socialn telle que modifie en vertu des clauses modificatrices et du certificat de modification du 26 septembre 1991, est de nouveau modifie de fa on ace que dorenavant le lieu au Canada oO doit etre si tule siege social de la soci tsoit le district judiciaire de Qu bec dans la pro vinee de Qu bec. ,_,.,.-""'"""'...._ ·--p-a·8-·.C\;-CU!ll:,1J r 1,:1 • ....._,·v· / G, ' outG OCT 2.0 1993 ·-Dlle 20 octobre 1993 of Office - Description du poste Pr sident SEULEMENT FOR DEPARTMENTAL USE ONLY-L'USAGE OU MIN Fhd - D6poe6e NOV-2 1993 CCA-1387(41151 LES of Cofpofation - !»nomination de Ia aoci616 lABORATOIRES AETERNA INC. 2 - COIJ)O(ation No. - N• de Ia soci616 264271-9

0 LES IABORATOIRES AEIEBNA INC. - G 0 R U ! , ·. i , BUREAU DE O:I;)·J t11CT • 0 . , OUtOEC OCT 20 1993 ; CLAUSES MODIFICATRIC ANNEXE A REMANIEMENT DU CAPITAL SOCIAL DE LA SOCIETE 1. Le capital social autorise de Ia soci test modifipar Ia re ignation des actions de categorie «A>. tant ceDes mises que non mises en actions ordinaires. 2. Les cent quatre-vingt-onze mille sept cent vingt et une (191721) actions de categorie -A» actueUement en cours et ainsi redesign es en actions ordinaires du capital social de Ia societsont par les presentes subdivisees en cinq cent trois mille neuf cent douze (503 912) actions ordinaires. Le capital social autoride Ia soci test augmente par Ia creation de deux nouvelles categories d'actions privil giees design es «actions privilegi es de premier rang» et «actions privilegi es de deux:i me rang» (les «actions privil giees de premier rang» et les «actions privil gi es de deux:i me rang») tant quelquefois design es collectivement les «actions privil giees», dont Ie nombre autorise est illimite, pouvant etre emises en ries et comportant les droits, privil ges, conditions et restrictions mentionnes ci-aprau paragraphe 5. 3. 4. ACITONS ORDINAIRES Les actions ordinaires du capital social de la soci tconferentleurs detenteurs Ies droits suivants: 4.1 Les detenteurs d'actions ordinaires ont le droit d'etre convoques, d'assister et de voter, raison d'un vote par action ordinaire detenue,toutes les assemblees d'actionnaires.

-2-4.2 Dividendes Sous r6serve des droits des d tenteurs d'actions de toute autre categoric ou serie particuli re, prenant rang avant les actions ordinaires, les d tenteurs d'actionsordinaires ont le droit de recevoir tout dividende d lar6 par Ia soci6t . 4.3Distribution de l'actif Sous r6serve des droits des d6tenteurs d'actions de toute autre cat gorie ou serie particuli re, prenant rang avant les actions ordinaires, les detenteurs d'actions ordinaires ont le droit de partager le reliquat des biens de Ia soci6tadvenant Ia dissolution de Ia soci6te, le partage de ses biens tors de sa liquidation ou Ia distribution de tout ou partie de son actif parmi les actionnaires. 5. ACITONS PRIVILEGffiES PE PREMIER RANG ET DE DEUXIEME RANG Les actions privilegiees de premier rang et de deuxi me rang (ces actions tant ci-apr quelquefois designees collectivement les «actions privilegiees») peuvent etre mises en serie et comportent les droits, privil ges, conditions et restrictions qui suivent : 5.1 Emission en series Les actions privilegiees peuvent en tout temps tre emises en une serie ou plusieurs series, tel que prevu ci-dessous et prenant rang, a l'interieur de leur serie respective, egalement entre elles, quant au paiement de dividendes et au partage des biens advenant la dissolution de la societe, sa liquidation ou Ia distribution de tout ou partie de son actif parmi les actionnaires. Le conseil d'administration peut, de temps a autre, pourvoir a Ia creation et a I'emission de series d'actions privilegiees, le conseil d'administration devant, avant l'emission d'actions privilegiees d'une serie donnee : 5.1.1 determiner Ia designation de Ia serie d'actions privilegiees de premier rang ou d'actions privilegiees de deuxi me rang; 5.1.2 d6terminer le nombre d'actions privilegiees de premier rang ou d'actions privilegiees de deuxi me rang devant composer telle serie; determiner, sous r6serve des caracteristiques propres a !'ensemble des actions privil6giees, les droits, privil ges, conditions et restrictions se rattachant a telle serie d'actions, y compris, mais sans limiter Ia portee de ce qui precede : 5.1.3

-3-le taux et le montant ou Ia methode de calcul du dividende afferent aux actions de telle rie ainsi que Jes modalites de paiement et le caract re cumulatif ou non cumulatif de tel dividende; et Je cas echeant, tels droits, privil ges, conditions et restrictions juges a propos relativement a !'acquisition par Ia societe de telles actions (soit a son gre, a !'option du detenteur ou autrement), a Ia constitution d'un fonds d'amortissement ou d'achat a eel egard, a l'echange ou Ia conversion de telles actions en actions d'une autre serie ou categorie, ou encore aux transferts de celles-ci; et i) ii) 5.1.4modifier en consequence les statuts de Ia societe, conformement a Loi sur les sociitb par actions. 5.2 Vote Les actions privilegiees ne conterent pas a leurs detenteurs le droit de voter aux assemblees des actionnaires, d'y etre convoques ou d'y assister. 5.3 Dividendes Les detenteurs d'actions privilegiees d'une serie ont le droit de recevoir, a regard 5.3.1 de chaque exercice financier de Ia societe ou a tout autre intervalle prevu dans les clauses modificatrices relatives a telle serie, des dividendes preferentiels dont le caract re cumulatif ou non cumulatif, Je taux, le montant ou Ia methode de calcul ainsi que les modalites de paiement sont tels que determines par les clauses modificatrices pertinentes. Les detenteurs d'actions privilegiees d'une serie n'ont droit, a ce titre, a aucun dividende additionnel ou dividende autre que le dividende preferentiel specifique prevu par les clauses modificatrices relatives a telle serie. Aucun dividende ne peut etre declare, paye ou mis de cf»te pour paiement au cours 5.3.2 5.3.3 d'un exercice fmancier de Ia societe ou de telle autre periode determinee par les clauses modificatrices pertinentes, a l'egard des actions privilegiees de deuxi me rang, des actions ordinaires ou de toute autre action du capital social de Ia societe, a moins qu'en priorite prenant rang aprles actions privilegiees de premier rang, a l'egard de ce meme exercice ou de cette meme periode, tout dividende courant relatif a des actions privilegiees de premier rang alors en circulation ainsi que tout dividende accumule sur teUes actions a dividende cumulatif ait ete declare et paye ou mis de cf»te pour paiement.

0 5.3.4 Aucun dividende ne peut !tre declare, paye ou mis de c6te pour paiement au cours d'un exercice fmancier de Ia societe ou de telle autre periode determinee par Jes clauses modificatrices pertinentes A l'egard des actions ordinaires ou de toute autre action du capital social de Ia societe prenant rang aprJes actions privilegiees de deuxi me rang. A moins qu'en priorite Al'egard de ce m!me exercice ou de cette m!me periode, tout dividende courant relatif A des actions pripvilegiees de deuxi me rang alors en circulation ainsi que tout dividende accumule sur telles actions A dividende cumulatif ait ete declare et paye ou mis de c6te pour paiement. 5.3.5 Le dividende afferent A toute action privilegiee d'une serie comportant un dividende cumulatif commence A courir A compter de Ia date d'emission de telles actions, A moins que les clauses modificatrices relatives A telle serie ne prevoient une date differente, auquel cas ce dividende cumulatif commence A courir a compter de Ia date prevue par les clauses modificatrices pertinentes. 5.3.6 Le dividende afferent A toute action priviMgiee d'une serie comportant un dividende cumulatif ne se gagne qu'a !'expiration d'un exercice financier ou de telle autre periode pour Iaquelle il est prevu, A moins que les clauses modificatrices relatives a telle serie soient A l'effet que tel dividende s'accumule au jour le jour ou de telle autre mani re, auquel cas les clauses modificatrices pertinentes prevalent. 5.3.7 Advenant que le montant d'un dividende declare soit insuffisant pour acquitter tout dividende courant relatif A des actions privilegiees alors en circulation, ainsi que tout dividende accumule A l'egard de telles actions A dividende cumulatif, les detenteurs d'actions privilegiees participent A tel dividende, A l'interieur de leur serie respective, egalement et proportionnellement aux sommes qui seraient payables en cas d'acquittement integral. 5.4 Liquidation ou dissolution 5.4.1 Advenant Ia dissolution de Ia societe, le partage de ses biens lors de sa liquidation ou Ia distribution de tout ou partie de son actif parmi les actionnaires, les detenteurs d'actions privilegiees de toutes series r ivent, en numeraire ou en biens, une 5omme egale A Ia valeur de Ia contrepartie versee A l'egard de telles actions en circulation, telle que portee au compte de capital social emis et paye de Ia societe, majoree: i) dans le cas d'actions privilegiees comportant un dividende cumulatif, du montant de tout dividende alors accumule ou declare et impaye sur celles-ci; ii) dans le cas d'actions privilegiees comportant un dividende non cumulatif, du montant de tout dividende alors declare sur celles-ci et impaye; et

.·. 0 iii) le cas ech&nt, de tout autre montant determine par les clauses modificatrices creant telle serie d'actions. 5.4.2 Les detenteurs d'actions privilegiees de premier rang ont le droit de recevoir ces sommes par preference et en priorite a toute participation des detenteurs d'actions privilegiees de deuxi me rang, d'actions ordinaires ou d'actions de toute autre categorie d'actions du capital social de Ia societe, prenant rang aprles actions privilegiees de premier rang egalement et proportionnellement au montant de leur reclamation respective a l'egard de telles actions qu'ils detiennent. Les detenteurs d'actions privilegiees de deuxi me rang ont le droit de recevoir ces sommes par preference et en priorite a toute participation des detenteurs d'actions ordinaires ou d'actions de toute autre categoric d'actions du capital social de Ia societe prenant rang aprles actions privilegiees de deuxi me rang, egalement et proportionnellement au montant de leur reclamation respective a l'egard de telles actions qu'ils detiennent. 5.4.3 5.4.4 Les detenteurs d'actions privilegiees n'ont droit a aucune participation additionnelle a ce titre, le reste des biens de Ia societe etant devolu aux detenteurs des autres actions du capital social de Ia societe selon leurs droits respectifs. 6. MODIFICATION Sous reselVe des dispositions des articles 173 et suivants de Ia Loi sur les sociitls par actions et sous reselVe de Ia modification des statuts de Ia societe, le conseil d'administration peut en tout temps adopter une r lution pour modifier, amender, suspendre ou annuler les droits, privil ges, conditions et restrictions afferents a des actions privilegiees, pour autoriser Ia creation d'actions d'une nouvelle categorie prenant rang avant les actions privilegiees ou concurremment avec elles en mati re de dividendes ou de partage des biens advenant Ia liquidation de Ia societe, sa dissolution ou Ia distribution de tout ou partie de son actif parmi les actionnaires ou encore, pour rendre concurrentes ou prioritaires a cet egard les actions d'une categoric existante mais aucune telle resolution n'a d'effet a moins d'avoir ete ratifiee par le vote d'au moins les trois quarts (¥•) des voix exprimees par les detenteurs d'actions privilegiees de chaque serie affectee par cette modification, votant separement en tant que serie distincte, presents ou representes lors d'une assemblee convoquee et tenue a cette fin, une assemblee conjointe avec d'autres detenteurs pouvant neanmoins tre tenue pourvu que le vote des detenteurs d'actions privilegiees de chaque serie affectee par cette modification y soit pris separement. Les formalites a observer relativement a Ia convocation de toute telle assemblee, a sa conduite ainsi qu'a son quorum, sont celles prevues par les r glements de Ia societe a l'egard des assemblees des detenteurs d'actions comportant le droit de yoter lors des assemblees des actionnaires, sous reselVe des 6.1

. , '·. 0 -6-adaptations necessaires. Le vote des actions privil6giees peut aussi tre exprim6 par une r6solution 6crite sign6e de tous les detenteurs habiles voter en !'occurrence. Si Ja modification proposee doit affecter les droits des d6tenteurs d'actions privilegid'une serie donnd'une mani re ou dans une mesure sensiblement differente de celle qui affecte les droits des detenteurs d'actions privil6giees de toute autre serie, cette modification doit alors, en plus d'etre approuvpar les detenteurs d'actions privil6giees de chaque serie affectpar cette modification votant en tant que serie tel que prevu ci-dessus, tre approuv6e, de Ia m me mani re, par les detenteurs des actions privil6giees de chaque s6rie ainsi affect, votant separ6ment en tant que serie, et les dispo itions de !'article 6.1 s'appliquent a !'obtention de cette approbation sous r6serve des adaptations necessaires. 6.2 7. ABROGATION Les actions de cat6gorie «B», les actions de categorie «0., les actions de cat6gorie «D», les actions de cat6gorie «E», les actions de cat6gorie «F» et les actions de cat6gorie «0» du capital social de Ia soci6te qui 6taient autoris6es en nombre illimite mais dont aucune n'a et6 emise ni n'est en coors soot par les pr6sentes abrog6es. 8. ETAT DU CAPITAL SOCIAL Le tout de sorte que suite aux modifications apport6es en vertu des pr6sentes clauses modificatrices, le capital social autoris6 de Ia soci6t6 sera constitu6 d'un nombre illimite d'actions ordinaires, d'un nombre illimit6 d'actions privilegiees de premier rang et de deuxi me rang emissibles en s6ries dont cinq cent trois mille neuf cent douze (503 912) actions ordinaires seront, a Ia date des presentes clauses modificatrices, emises et en coors comme entierement liberees.

. '. , 1+1 Corporate Affairs Canada Consommation et Corporat ons Canada Consumer and J Certlficat de modification Certificate of Amendment Canada Business Corporations Act Lol reglssant les socletes par actions de regime federal Articles of the above-mentioned les statuts i:ie la societe C&lada Business CofP.9rations attached notice; Lm regissant les societes par confonnement A !'avis ci-joint; Cclnada Business CorPOrations Articles of Amendment Loi regissant les socletes par actions les clauses modiflcatrices ci-Jointes Ccinada Business CorPOrations Articles of Amendment; Loi regissant les socletes par actions les clauses modlficatrices ci-Jointes; Ca:nada Business CorPOrations Articles of Reorganization; Lo1 reglssant les societes par actions dans res clauses de reorganisation canada Business CorPOrations Articles of Arrangement. Lo1 regissant les societes par actions les clauses d'arrangement ci-Jointes. Canada LES LABORATOIRES AETERNA INC. 264271-9 Name of Corporation - D nomination de la societ6Number - Numero I hereby certify that the Je certifie Qar les presentes que Corporation were amendedmentionnee ci-haut ant ete modifies Ca) under Section 13 of the 0Cal en vertu de 1'article 13 de la Act in accordance with the actions de regime federal (b> under Section 27 of the D(b) en vertu de 1'article 27 de la Act as set out in the attachedde re_gune federal tel qu'ihdigue dans designating a series of shares; deslgnant une serle d'actions; (c) under Section 177 of the (c) en vertu de 1'article 177 de la Act as set out in the attachedde re_gune federal tel qu'indigue dans (d) under Section 191 of the DCdl en vertu de !'article 191 de la Act as set out in the attachedde reg1me federal tel qu'indique ci-jointes; (e) under Section 192 of the D(el en vertu de 1'article 192 de Ia Act as set out in the attachedde reJnme federal tel qu'lildique dans Le direc:teur April 27, 1992/le 27 avril 1992 DirectorDate of Amendment - Date de la modification

FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177) FORMULE 4 CLAUSES MODIFICATRICES (ARTICLE 27 OU 177) ------·-Can!( ustnessLOI regtssant les SOCII tes Corpo -.Jons Act par actions de reg•me federal t - Name ol Corporahon r ES LABORATOIRES AETERNA INC. 3 - The ar11cles of the above·named corporation are amended as follows Les statuts de Ia societe ct·haut menttonnee sont modtlies de Ia la on suavante· Modification du capital-actions tel que decrit rlans l'annexe "A" ci-jointe. Date 23-04-1992 Oescnptton of Olhce - Descndu FOR DEPARTMENTAL USE ONLY - A USAGE DU MlNISTERE SEULEMENT Filed - Oeposee CCA 1387 (02 89146 - Oenommatton de Ia socu te 2 -Corporahon No N° de Ia socu te 264271-9

·o ANNEXE A relative au CAPITAL-ACTIONS Le capital-actions i.llimite de la societe se compose de sept (7) catego ries d'actions qui comportent les droits, privil ges, restrictions et conditions suivants: A) ACTIONS DE CATEGORIE -A.. :Le nombredes actions de la categorie ·x· est illimitd; ces actions comportent les droits, privU  ges, restrictions et conditions suivants: Dividende et participat . Sous reserve des droits et pri 1) vil ges conldrds par les autres categories d'actions, les deten teurs d'actions de la categorie ..A.. , de pair avec les detenteurs ·a-, ont droit de: biens,profits et . surplus d'actif de la fin, recevoir tout dividende declare par d'actions de 1a cab gorie a) participer aux societe et, l cette la societe; et b)se partager le sa dissolution • reliquat des biens de la societe lors de 2) Restriction. Outre les conditions imposees par !'article 42 de la Lot SUR LES SOCIETES PAR ACTIONS, la societe ne peut verser aucun dividende sur les actions de 1a categorie -A-ni acheter de gre-1-gre de ces actions, si, de ce fait, la valeur de realisation de l'actif net de la societe ne suffit pas pour racheter les actions des categories ·o-et '"E'". 3) Droit de vote. Les detenteurs d'actions de la categorie ·A ont droit de voter l toute assemblee des actionnaires de la societe, et chaque action de la categorie -A-leur conf re un (1) vote, sauf lors d'une assemblee ou le droit de vote se limite aux. detenteurs d'une autre categorie d'actions.

0 B) ACTIONS DE CAT GORIE "B": Le nombre des actions de la Cat gorie "B" est illimit ces actions comportent les droits, privileges, restrictions et conditions suivants: 1) Dividende et participation. Sous r serve des droits et privileges conf rs par les autres cat gories d'actions, les d tenteurs d'actions de la cat gorie "B", de pair avec les d'tenteurs d'actio de la cat gorie "A", ont droit de: a) participer aux biens, profits et surplus d'actif de la soci te't, a cette fin, recevoir tout dividende d clare par la soci't et b) se partager le reliquat des biens de de sa dissolution. la societlors 2) Restriction. Outre les conditions impos es par l'arti cle 42 de la LOI SUR LES SOCIETES PAR ACTIONS, la soci t ne peut verser aucun dividende sur les actions de la ca t gorie "B" ni acheter de gr -a-gre de ces actions, si, de ce fait, la valeur de realisation de l'actif net de la so cietne suffit pas pour racheter les actions des catego ries "D" et "E". 3) Droit de vote.Les detenteurs d'actions de la cat go rie "B" ont droit de voter itoute assemble des action naires de la societ , et chaque actionde la cat gorie "B" leur conf re un (1)vote, sauf lors d'une assembl e ou le droit de vote se limite aux d tenteurs d'une autre cat gorie d'actions. /2

0 ACTIONS DE CATEGORIE ·c·: Le nombredes actions de la C) categorie -c-est illimite: ces actions comportent les droits, privil  ges, restrictions et conditions suivants: 1) Dividende et participation. Les detenteurs d'actions de la categorie..C.. ne participentpas aux profitsniauxsurplus d'actif de la societe et, lcette fin, n'ont droit a aucun divi dende declare par la societe. Z) de Remboursement. Si, pour tout motif, et notamment au cas dissolution, de liquidation volontaire ou de liquidation forcee, y U a repartition des biensde la societe. lesdeten teurs d'actionsde la categorie·c· ont droit,en prioritesur les detenteurs d1actions de toutes les autres categories, au rembour sementdu montantverse au compte capitaldeclarepourles actions de la categorie ·c·. 3) Droit de vote. Les detenteurs d 1actions de la categorie ·c ontdroit de votera toute -assembleedes actionnaires de la societe, et chaque action de la categorie ·c-leur conf re un (1) vote, sauf lors d'une assembtee ou le droit de vote se limite aux detenteurs d'une autre categorie d'actions. 4) Rachat automatique.Sousreserve des dispositions du paragraphe 36(Z) de la-LOI SUR LES SOCIETES PAR ACTIONS, la societe rachete automatiquement les actions de la categorie -c que poss de un detenteur d'actions a son dec s. La societe dis pose d 1un delai de trente (30) jours a compter de la date du dec s. pour verser aux executeurs testamentaires ou aux admi nistrateurs successoraux du dtHunt un prix egal au montant verse au compte capital declare pour ces actions, sur reception des certificats qui representent les action§.. rachetees. /3

0 Les actions de la categorie we• ainsi rachetees sont annu lees a la date de leur rachat, et la societe reduit, conformement aux dispositions de !'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie -c . 5) Droit d1achat. Sous reserve des dispositions du paragraphe 36(2) de la LOI SUR LES SOCIETES PAR ACTIONS, la societe peut, lorsqu'elle le juge a propos et sans donner avis ni tenir compte des autres categories d'actions, acheter de gre a gre et au meilleur prix la categorie -c-Les actions possible, la totalite ou une partie des actions de en circulation. de la categorie ·c-ainsi achetees sont automati quement annulees a la date de leur achat, et la societe reduit, conformement aux dispositions de !'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie ·c·. D) ACTIONS DE CATEGORIE'"D": Le nombre des actions de Ia categorie "D'" est illimite; ces actions comportent les droits, privile ges, restrictions et conditions suivants: 1) Dividende. Lorsque la societe declare un dividende,les detenteurs d1actions de la categorie ·o-ont droit de recevoir, jusqu'aconcurrence du dividende declare, en priorite sur les detenteurs d'actions des categories -A-, -s-, '"E-, -F-et "G-, et a meme les fonds applicables au versement de dividendes, un dividende mensuel, preferentiel et non cumulatif de un pour cent (1%) par mois, calcule sur la ·valeur de rachat· des actions. de la categorie -D-, tel .,valeur de rachat·. pour plus d 1un mois que le paragraphe (5) ci-aprs definit cette La societe ne peut declarerce dividende a la fois, et il incombe aux administrateurs d'en determiner le moment et les modalites de versement. 2) de Remboursement. Si, pour tout motif, et notamment au cas dissolution, de liquidation volontaire ou de liquidation forcee, U a repartition des biensde la societe, lesdetenteurs y d'actionsde la categorie-D-ontdroit, enprioritesur les detenteurs d1actions des categories -A-, -s-, -E-, -F-et -G-, mais subsequemment aux detenteurs d'actionsde la categorie ·c-, au versement de la ·valeur de rachat· des actions de Ia paragraphe (5) ci-apres definit cette . categorie '"D'", tel que le -valeur de rachat·, auquel s1ajoute le montantdes dividendes declares, mais non verses sur les actions de la categorie ..D... /4

·o 3) Participation additionnelle. Les actions de la categorie ..D. ne conf rent aucun autre droit de participation aux profits ou aux surplus d'actif de la societe. 4) Droit de vote. Sous reserve des dispositions de la LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs d'actions de la categorie ·c· n'ont pas, lce seul titre, droit de vote aux assemblees des actfonnaires de la societe ni droitd'assister l celles-ci ou d'en recevoir l'avis de convocation. 5) Droit de rachat. Sous reserve des dispositions du para graphe 36(2) de Ia LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs d'actions de la categorie "S"' ont, en tout temps et sur demande ecrite, droit d1exiger le rachat par la societe de la totalite ou d'une partie de leurs actions, lu.n prix egal au montant verse au compte capital declare pour ces actions, auquel s'ajoute, le cas echeant, le montant que verse 1a societe au titre des dividendes declares, mais non verses sur ces actions de la categorie "D". La soci•!te procede au rachat des la reception de la demande de rachat, et dispose, 1 compter de cette date, d'un delai de d1actions trente(30) jourspour verser aux anciens detenteurs de la categorie "D" le P.rix du rachat de leurs actions. Les actions de la categorie "D", ainsi r chetees au gre de leur detenteur, sont annulees lla date de leur rachat, et la societe reduit, conformement aux dispositions de l'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie "D". /5

·.·o· 6) Droit d'achat. Sous reserve des dispositions du paragraphe 36(2) de la LOl SUR LES SOCIETES PAR ACTIONS, la societe peut, lorsqu'elle le juge propos et sans donner avis ni tenir compte des autres categories d'actions, acheter de gre a gre et au meilleur prix possible, la totalite ou une partie des actions de la categorie ·o· en circulation. Ce prix d'achat ne doit toutefois jamais depasser le prix de rachat susmentionne ni depasser la valeur de realisation de l'actif net de la societe. Les actions de la cateiorie ·o· ainsi achetees sont automati quement annulees a la date de leur achat, et la societe reduit, conformement awe dispositions de 11article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorle ·o·. E) ACTIONS DECATEGORIE ·E·:Le nombre des actionsde la categorie ·t-est illimite; ces actions comportent les droits, privile ges, restrictions et conditions suivants: Dividende. Lorsque la societe declare un dividende, les 1) detenteurs d'actions de la categorie ..E.. ont droit de recevoir, jusqu 11 concurrence du dividende declare, en prioritesur les detenteurs d1actions des categories -A", -a·, ..F.. et ·a-, mais subsequemment awe detenteurs d'actions de 1a categorie ·o-, et 1 mame les fonds applicables au versement de dividendes, un dividende mensuel, preferentiel et non cumulatif de un pour cent (1%) par mois, calcule sur la ·valeur de rachat" des actions de 1a categorie -E-, tel que le paragraphe (5) ci-apres definit cette ·valeur de rachat·.La societe ne peut declarer ce dividende pour plus d 1un mois 1 la fois, et il incombe aux administrateurs d'en determiner le moment et les modalites de versement. 2) Remboursement. Si, pour tout motif, et notamment au cas de dissolution, de liquidation volontaire ou de liquidation forcee, U y a repartitiondes biensde la societe,les detenteurs d'actions de la categorie ..E.. ont droit, en priorite sur les deten teurs d'actions des categories -A-, ·a·, ·F-et -a-, mais subse quemment aux detenteurs d'actions des categories ·c-et -o-, au versement de la ·valeur de rachat• des actions de la categorie -E-, tel que le paragraphe (5) ci-apres dtHinit cette ·valeur de rachat-, auquel s'ajoute le montant des dividendes declares, mais non verses sur les actions de la categorie -E-. 3) Participation additionnelle. Les actions de la categorie -E ne conferent aucun autre droit de participation aux profits ou aux surplus d'actif de la societe. - /6

4) Droit de vote.Sous reserve des dispositions de la LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs la categorie RE-n'ont pas, l ce seul titre, droit assemblees des actionnaires de la societe ni droit celles-ci ou d'en recevoir l'avis de convocation. d'actions de de vote awe d'assister a 5) Droit de rachat. Sous reserve des dispositions du paragra phe36(2) de la LOI SUR LES SOCIETES PAR ACTIONS,les detenteurs d'actions de la categorie ·E-ont, en tout temps et sur demande ecrite, droit d'exiger le rachat de leurs actions par la societe a declare pour entre, d'une un prix egal au montant verse au compte capital ces actions, plus une prime egale a Ia difference part, 1a juste valeur marchande de la contrepartie recue par la societe lors de !'emission de ces actions de 1a cate gorie ..E.. , en consideration de leur «!mission, et, d'autre part, le total forme par: a) le montant verse au compte capital declare pour ces actions, et b) la juste valeur marchande de tout bien, autre qu'une action de la cate gorie ·ER, donne par la societe en paiement de cette con trepartie. Le rachat· prix de rachat ainsi determine constitue la ·valeur de des actions de la categorie ..E., auquel s'ajoute, le cas echeant, le montant que verse la societe au titre des dividendes declares, mais non verses sur ces actions de la categorie ..E... La societe et le souscripteur des actions de 1a categorie ..E.. deter minent d'un commun accord tors de !'emission des actions de la categorie ·E-, la juste valeur marchande de la contrepartie sus mentionnee. En cas de desaccord avec le ministere du revenu, federal ou provincial, !'evaluation ministerielle de la juste valeur marchande de cette contrepartie prevaut, et le montantde la prime est rajuste en consequence, si le ministere fournit a la societe et au detenteur des actions de 1a categorie .. E.. , !'occasion de contester son evaluation aupres du ministere ou devant les tribunaux. En cas de divergence entre !'evaluation federate et !'evaluation provinciale, le montant de la prime correspond a la moins tHevee des evaluations fixees conformement a une cotisation non contestee ou a un jugement final, le cas echeant. Les actions de la categorie '"E.., ainsi rachetees au gre de leur detenteur, sont annulees 1 la date de leur rachat, et la societe reduit, conformement aux dispositions de !'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de-la categorie .. E... /7

o· De plus, advenantque torsd'unajustement,toutes les actions de la categorie ·E-ont dejA te rachetees,la societe paieraaux d tenteurs,dl!s qu'elle pourra legalement le faire, tout montant de prime additionnel,si l'ajustement se fait a la hausse, ou les detenteurs rembourseront A se la societ tout fait a la baisse, montant de prime reu en trop si l'ajustement avec inter ts au plus eleve du taux prescrit en vertu de l'article ZS de la LOI SUR LE MlNISTERE DU REVENU (L.R.Q., c. M-31) ou de l'article 4301 du REGLEMENT DE L'lMPOT SUR LE REVENU federal, tel que fixpour les periodes visees, le tout au prorata des actions de 1a categorie ·E-detenues par chaque detenteur. Si seulement une partie des actions de la cat gorie -E-avait remboursement, seton le cas, correspondant aux actions deja rachet es, s'effectuera dl!s que legalement possible, avec des inter8ts au taux d termine ci-dessua, et quant a celle relative aux actions restant a racheter, elle modifiera, en plus ou en mains, seton le cas, le montant de la prime pour ces dernil!res actions. alors trachet e, la proportion du paiement additionnel ou du 6) Droit d'achat. Sous reserve des dispositions du paragraphe 36(Z) de la LOl SUR LES SOCIETES PAR ACTIONS, la societe peut, lorsqu'elle le juge lpropos et sans donner avis ni tenir compte des autres categories d'actions, acheter de gre a gre et au meilleur prix possible, la totalite ou une partie des actions de la categorie -E·en circulation. Ce prix d'achat ne doit toutefois jamais depasser le prix de rachat susmentionne ni depasser la valeur de realisation de l'actif net de la societe afferente a ces actions de la categorie ·E-. Les actions de la categorie -E-ainsi achetees sont automati quement annulees a la date de leur achat, et la societe reduit, conformement aux dispositions de !'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie ·a·. F) ACTIONS DE CATEGORIE ·F-:Le nombre des actionsde la Ies droits, privill! categorie "F" est illiDiite: ces actions comporten t ges, restrictions et conditions suivants: Dividende. Lorsquela societe declare un dividende,les 1) detenteurs d1actions de la categorie ..F.. ont droit de recevoir, jusqu'a concurrencedu dividende declare, en prioritesur les detenteurs d'actions des categories -A-, -a-et-a-, mais subse quemment aux detenteurs d'actions des categories ·n-et -E-, a /8

. . . mcme les fonds applicables au versement de dividendes, un divi dende annuel, prcHerentiel et non cumulatif de un dollar (1$) par action: il incombe aux administrateurs d1en determiner le moment et les modalltes de versement. 2) de Remboursement. Si, pour tout motif, et notamment au cas dissolution, de liquidation volontaire ou de liquidation forcee, a repartitiondes biensde la societe,les deten teurs i1 y d'actions de 1a categorie ..F.. ont droit, en priorite sur les deten teurs d'actions des categories .. A-, ..B.. et ·a·, mais subsequem ment aux detenteurs d'actions des categories ·c·, -D-et ..E.. , au remboursement du montant verse au compte capital declare pour les actions de la categorie ..F.., auquel s'ajoute le montant des dividendes declares, mais non verses sur les actions de la categorie ·r·. 3) Participation additionnelle. Les actions de 1a categorie ..F.. ne conf&ent aucun autre droit de participation aux profits ou aux surplus d'actif de la societe. 4) Droit de vote. Sous reserve des dispositions de la LOI SUR LES SOClETES PAR ACTIONS, les detenteurs d'actions de la categorie ..F.. n'ont pas, ce seul titre, droit de vote aux ociete ni droit d'assister a assemblees des actionnaires de la celles-ci ou d'en recevoir l'avis de convocation. 5) Droit de rachat. Sous reservedes dispositions du para graphe 36(2) de la LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs d'actions de la categorie ·r-ont, en tout temps et sur demande ecrite, droit d'exiger le racbat par la societe de la totalite ou d1une partie de leurs actions' a un prix egal au montant verse au compte capital declare pour ces actions, auquel s1ajoute, le cas echeant, le montant que verse la societe au titre des dividendes declares, mais non verses sur ces actions de la categorie -F-. La societe procede au rachat des la reception de la demande de rachat, et dispose, a compter de cette date, d'un delai de d'actions trente(30) jours pour verser au.x anciensdetenteurs de la categorie '"F-le P.rix du rachat de leurs actions. Les actions de la categorie ..F.. , ainsi r chetees au gre de leur detenteur, sont annulees a la date de leur rachat, et la societe reduit, conformement aux dispositions de !'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie "'F... /9

...-6) Droit d'achat. Sous reserve des dispositions du paragraphe 36 (2) de la LOI SUR LES SOCIETES PAR ACTIONS, la societe peut, lorsqu 1elle le juge a propos et sans donner avis ni tenir compte des autres categoris d'actions, acheter de gre a gre et au meilleur prix possible, la totalite ou une partie des actions de la categorie .F.. en circulation. Les actions de la categorie ..F.. ainsi achetees sont automati quement annulees a la date de leur achat, et la societe reduit, conformement awe dispositions de !'article 39 de la LOI .SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie '"F'" 1 G) ACTIONS DE CATEGORIE '"G'":Le nombre des actionsde 1a Ies d.roits, privil  categorie -G-est illiiiiite; ces actions comportent ges, restrictions et conditions suivants: 1) Dividende. Lorsque la societe declare un dividende,les detenteurs d 1actions de 1a c:ategorie ..G. ont droit de recevoir, jusqu 1a concurrence du dividende declare, en priorite sur les detenteurs d'actions des categories ·A.. et ·a·, mais subsequem ment aux detenteurs d'actions des categories '"D'", '"E'" et '"F'", a m@me les fonds appUcables au versement de dividendes, un divi dende annuel, preferentiel et non cumulatif de un dollar {1$) par action; U incombe awe administrateurs d'en determiner la date, l'heure et les modalites de versement 2) Remboursement. Si, pour tout motif, et notamment au cas de dissolution, de liqu idation volontaire ou de liquidation forcee, u y a repartition des biensde la societe' les deten teurs d'ac:tions de la categorie '"G'" ont droit, en priorite sur les detenteurs d'ac:tions des categories .. A·et -s.. , mais subsequem ment awe detenteurs d'actions des categories -c-, "D.. , -E-et '"F'", au remboursementdu montantverse au compte capital declare pour les actions de la categorie ·a·, auquel s1ajoute le montant des dividendes declares, mais non verses sur les actions de 1a c:ategorie ·a·I Les actions de la categorie -a de particip·ation awe profits ou 3) Participation additionnelle. ne conUrent aucun autre droit aux surplus d1actif de la societe. 4) Droit de vote.Sous reservedes dispositions de Ia LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs d'actions de la categorie ·a-n1ont pas, a ce seul titre, droit de vote aux assemblees des actionnaires de la societe ni droit d'assister a celles-ci ou d'en recevoir l'avis de convocation. /10

o· • • 5) Droit de rachat unilateral. Sous reserve des dispositions paragraphe36(2) de ""'1a LOISUR LESSOCIETES PAR du ACTIONS, la societe peut, lorsqu'elle le juge a propos et sur avis ecritde trente(30) jours,racheter unilateralementles a'ctions de la categorie MGM a un prix egal au montant verse au compte capital declarepour ces actions, auquels'ajoutele montantdes dividendesdeclares, mais non versessur ces Si la societeproc de aun rachat partie!, celui-cl actions. s'effectue proportionnellement au nombre des actions de la cate gorie ·eM d'actions. en circulation,sans tenir compte des .fractions Les actions de 1a categorie ·G-ainsi rachetees sont annu lees l la date de leur rachat, et la societe reduit, conformement aux dispositions de l'article 39 de 1a LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie -o-. 6} Droit d'achat. Sous reserve des dispositions du paragraphe 36(2) de la Lol SUR LES SOCIETES PAR ACTIONS, 1a societe peut, lorsqu'elle le juge lpropos et sans donner avis ni tenir compte des autres categories d'actions, acheter de gre l gre et au meilleur prix possible, la totalite ou une partie des actions de la categorie MG-en circulation. Les actions de la categorie -G-ainsi achetees sont automati quement annulees a la date de leur achat, et la societe reduit, conformement awe dispositions de !'article 39 de la LOI SUR LES aux SOCIETES actions de PAR ACTIONS, le compte capital declare afferent la categorie ·c·. /11

Consommation et Corporations Canada Consumer and Corporate Affairs Canada . , Certiflcat de modlflcation Certificate of Amendment Lol reglssant les socletes par actions de regime federal Canada Business Corporations Act Articles of the above-mentioned les statuts ae la societe canada Business Cot"P.Qrations attached notice; Lol reglssant les societes par conformement A l'avis ci-joint; canada Business Con><>rations Articles of Amendment Lol reglssant les socletes par actions les ciauses modificatrices ci-Jointes canada Business Con><>rations Articles of Amendment; Lol regissant les societes par actions les ciauses modificatrlces ci-Jointes; canada Business Coroorations Articles of Reorganization; Lo1 regissant les socletes par actions dans res clauses de reorganisation canada Business Coroorations Articles of Arrangement. Lol regissant les societes par actions les ciauses d'arrangement ci-Jolntes. Canada LES LABORATOIRES AETERNA INC. 264271-9 Name ot Corporation - Denomination de la societe Number - Numero I hereby certify that the Je certifie P.ar les presentes que Corporation were amended mentionnee ci-haut ont eM modifies (a) under Section 13 of the D (a) en vertu de l'artlcle 13 de la Act in accordance with the actions de regime federal (b) under Section 27 of the D(b) en vertu de l'article 27 de Ia Act as set out in ttie attachedde re_gune federal tel qu'indique dans designating a series of shares;designant une serie d'actions; (c) under Section 177 of the (c} en vertu de !'article 177 de la Act as set out in ttie attachedde re..g1me federal tel qu'ihdique dans (d) under Section 191 of the 0Cdl en vertu de !'article 191 de la Act as set out in ttie attachedde reglme federal tel qu r indlque ci-jointes; (e) under Section 192 of the 0C e) en vertu de 1'article 192 de la Act as set out in the attachedde re_glme federal tel qu'indlque dans September 26, 1991/le 26 septembre 1991 Date of Amendment - Date de la modification

Consumer and Corporate Affairs Canada — Consommation et Corporations Canada

Canada Business Corporations Act — Loi sur les sociétés commerciales canadiennes

FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 171)

FORMULE 4 CLAUSES MODIFICATRICES (ARTICLE 27 OU 171)

1 – Name of Corporation — Dénomination de la société	2 – Corporation No. — N° de la société
171662 CANADA INC.	264271-9

3 – The articles of the above-named corporation are amended as follows: — Les statuts de la société ci-haut mentionnée sont modifiés de la façon suivante:

1. Modification de la dénomination sociale:

   LES LABORATOIRES AETERNA INC.

2. Changement d'adresse du siège social:

   955, St-Jean Baptiste,
   Bureau 150,
   Québec, Qué.
   G2E 5J5

Date	Signature	Description of Office — Description du poste
24-09-1991	Eric Dupont	Secrétaire

FOR DEPARTMENTAL USE ONLY – À L'USAGE DU MINISTÈRE SEULEMENT

Filed — Déposée

OCT - 8 1991

CCA-1387 (4/85)

• CANADA BUSINESS CORPORAnONS ACT ARTICLES OF AMENDMENT FORM 4 INSTRUCnONS LOI SUR LES SOCIETtS COMMERCIALES CANADtENNES CLAUSES MODIFICATRICES FORMULE 4 INSTRUCT10NS Format Documents requited to be sent to the Director pursuant to the c.n&da 8usinesa Corporations Act must conform to sections 5 to 10 of the Aeguialions made under the Act. Fonnat Toua lea documents donll'envoi au Dlrecteur est lectuia conform6· ment 6 Ia Loi ulas t•s commercialea canadlennes doivent ttte confonnes aux atticles 5 • 10 des R ts 'tablis en vertu de Ia Lol. Qen ral (1) Any change In the Articles of the c:otporatlon must be made in accordance with section 27 or 171 of the Act. II an amend· ment Involves a change to a COfP(Wate name. the new name must compty with aectlona 10 and 12 of the Act. luticlea of Alnencfment must be accompanied by a CANADA biased MJANS search report dated not more than ninety (90) days prior to the receipt of the art1c1ea by the Oitector. A number name (subsection 11(2) of CBCA),If requested, may be granted withOut a search. Q,n.,allt'• (11 Toute modific;alion apport6e aux statuts de Ia t6 dolt satislanaux elligences des atticlea 27 ou 171 de Ia Lol. Dana lea cas oU Ia modifiCatiOn comporte un changernent de denomination sociele, Ia nouvele d'nomlnatlon soc:lale doit satlslaire aux exlgences des artiCles 10 et 12 de Ia Loi. LM clauses modlficatricea doivent 6tte accornpagn6ea d'un ...,.. port de recherche NUANS cowrant le Canada, dent Ia date ramonle 6 quatre·vingt-dlx (901 joura ou moina de Ia date de r6ceplion par le Ottecteur des clauses modlflcatricea. Sl a. num•ro matricule est demand6 en guise de d'nominatlon soclale lparagr..,... 11(2) de Ia LSCC), I peut ttre accorcl6 sans recherche prM!Itlle. (2) Cheque modifiCation dolt correspondre aux r f6rencea clea alln6aa at soua alln6aa des atatuta qu'on modifle. (31 Un admlnistrateur ou dirtgeant aulor!M de Ia socl"'dolt iiQJWieedausea. (2) Each amendment must correspond to the paragraph and sub paragraph referencea of the Articles being amended. (3) A director or authorized offiCer of the corporation shal sign the Articles. Other Notices If ltiPIIcable.the Attlcles must be accompanied by a copy of a Notice of Change of Registered OffiCe (Form 3) or Notice of Change of Directors (Form 8). Autre• avla ·applicable, lea clauses doivent ttta accompagn6ea d'une cople de ravia de changement de ai-'ge social (Formula 3) ou de !'avis de c:hangement des admlnlstraten (Formula 8). Canada payables au Receveur du Canada, doivent Otre Conaommallon et Corporations canada Ottawa/Hul, Canada, Lea documenr. comP"t6a en dupllcata at tea drolta, envoyh i: Le Oirecteur.Direction des Corporatlona, Place du Portage, K1A OC9 Completed documents In duplicate and fees payable to the Receiver General for C&nada. are to be sent to: The Dltector, Corporatlona Branch, Conaooler and Corporate Affairs canada Place du Portage. Ottawa/Hull, Canada. K1A oce

Consumer and Corporate Affairs Canada / Consommation et Corporations Canada

Certificate of Incorporation

Canada Business Corporations Act

Certificat de constitution

Loi régissant les sociétés par actions de régime fédéral

171662 CANADA INC.

Name of Corporation - Dénomination de la société

264271-9

Number - Numéro

I hereby certify that the above-mentioned Corporation, the Articles of Incorporation of which are attached, was incorporated under the Canada Business Corporations Act.

Je certifie par les présentes que la société mentionnée ci-haut, dont les statuts constitutifs sont joints, a été constituée en société en vertu de la Loi régissant les sociétés par actions de régime fédéral.

Le directeur

Director

September 12, 1990/le 12 septembre 1990

Date of Incorporation - Date de constitution

Canada

LOI SUR LES SOCIETES COMMERCIALES CANADIENNES

FORMULE 1

STATUTS CONSTITUTIFS
(article 6)

CANADA BUSINESS CORPORATIONS ACT

FORM 1

ARTICLES OF INCORPORATION
(section 6)

1 — Denomination sociale de la societe / Name of Corporation

171662 CANADA INC.

2 — Lieu au Canada où doit être situé le siège social / The place in Canada where the registered office is to be situated

Région Métropolitaine de Montréal

3 — Categories et tout nombre maximal d'actions que la societe est autorisee à émettre / The classes and any maximum number of shares that the corporation is authorized to issue

Voir annexe "A"

4 — Restrictions sur le transfert des actions, le cas échéant / Restrictions, if any, on share transfers

Voir annexe "B"

5 — Nombre (ou nombre minimum et maximum) d'administrateurs / Number (or minimum and maximum number) of directors

Minimum 1, maximum 10

6 — Restrictions imposées aux activites commerciales de la société / Restrictions if any on business the corporation may carry on

Aucune

7 — Autres dispositions, le cas échéant / Other provisions if any

Voir annexe "C"

8 — Fondateurs / Incorporators

Nom — Name	Adresse (code postal) / Address (postal code)	Signature
GUINT, Denise	1396, Ste-Catherine Ouest, Suite #420 Montréal, Québec H3G 1P9	Denise Guint

A L'USAGE DU MINISTERE SEULEMENT / FOR DEPARTMENTAL USE ONLY

N de la societe — Corporation No	Deposee — Filed
264271-9	SEP 12 1990

.. : ANNEXE A relative au CAPITAL-ACTIONS Le capital-actions illimite de la societe se compose de sept (7) catego ries d'actions qui comportent les droits, privileges, restrictions et conditions suivants: A) ACTIONS DE CATEGORIE -A-:Le nombredes actions de la categorie "A" est illiDiite; ces actions comportent les droits, privile ges, restrictions et conditions suivants: 1) Dividende et participation.Sous reserve des droits et pri vileges conf rs par les autres categories d'actions, les deHen teurs d1actions de la caUgorie -A.. , de pair avec les detenteurs d'actions de la categorie ..B-, ont droit de: a) participer aux biens, profits et . surplus d'actifde la fin, recevoir tout dividende declare par societe et, lcette la societe; et b) se partager le sa dissolution. reliquat des biens de la societe lors de Z)Restriction. Outre les conditions imposees par !'article 4Z de la LOI SUR LES SOCIETES PAR ACTIONS, la societe ne peut verser aucun dividende sur les actions de la categorie "A-ni acheter de gre-1-gre de ces actions, si, e ce fait, la valeur de realisation de l'actif net de Ja societe ne suffit pas pour racheter les actions des categories -o-et "E". 3) Droit de vote. Les detenteurs d 1actions de la categorie ·A ont droit de voter l toute assemblee des actionnaires de la societe, et chaque action de la categorie ..A-leur conf re un (1) vote, sauf lors d'une assemblee ou le droit de vote se limite aux detenteu.rs d'une autre .4) Droit d'tkhange. des administrateurs de categorie d'actions• Soureserve. de !'approbation co juguee la majorite detenteurs la s;cie et des detenteurs de des actions de d'actions de la la categorie - - en circulation, les categorie "A-on droit d'exiger, l l'egard de la totalite ou d'une partie de leurs a tions, et sur demande, !'emis sion d'une action de la categorie .. - en echange de toute action

: ' \ \ '·, de la ca tegorie A selon les proportions et modalites suivantes: sera d'une actioncategorie-o-pour A..echangee, Ia nouvelle action de la le tauxde conversion chaque action categorie categorie "Dportant sur un montant identique au montant verse au compte capital declare l'egard 'de I'action de Ia categorie A.. echangee. f S'ils desirent exercer leur droit d'echange, les detenteurs d1actions de la categorie -A" remettent au si ge social de la societe ou au bureau de sop agent de transfert, un avis ecrit qui indique le nombre des actions de la categorie ·A·qu'ils desi rent echanger. Cet avis de la categorie "A" qui signature des personnes s'accompagne du certificat des actions font 11objet d'un ecbange, et porte la qui sont inscrites au registre de la soci te en qualite de detenteur, ou Ia signature de leurs repre sentants dQment autorises. Lorsqu'elle re,oit cet avis et le certi ficat des actions de la categorie "A" qui font l'objet d'un echange,1a societeprepare un certificatqui representeles actionsde la categorie·o-qu'elleemet en contrepartiede l'echange et, au cas d'echange partie!des actions que represente le certificat remis l1a societe, prepare sans, frais un nouveau "A· qui ne certificat qui represente les actions de 1a fc;mt pas l'objet de l'echange. Les actions de la categorie ..A-ainsi automatiquement des actions de la categorie cates._orie '""' echangeeS'-4eviennent "D.. l la dald'e leur echange, et Ia societe modifie, conformement aux dispositi<tns de le et l'article39 de la LOI SUR LES SOCIETES PAR ACTIONS, compte capital declare afferent aux actions des categories ..A-o... B) ACTIONS DE CATEGORIE B-:Le nombredes actionsde la categorie .. B-est illimite; ces actions comporttmt les droits, privile ges, restrictions et conditions suivants; Dividende et participation. Sous reserve des droits et pri 1) vileges conferes par les autres categories d'actions, les deten teurs d 1actions de la categorie ·s.. , de pair avec les detenteurs d'actions de 1a categorie "A.. , ont droit de: ·a) participer aux biens, profits et surplus d1actif de la societe et, l cette fin, recevoir tout dividende declare par 1a societe; et b) sa se partager le reliquat des biens de la societe lors de dissolution • .. /2 '

. . 2) Restriction. Outre les conditions imposees par J 1articJe 42 de Ia LOl SUR LES SOCIETES PAR ACTIONS, la societe ne peut verser aucun dividende sur les actions de la categorie '"B-ni acheter de gre-1-gre de ces actions, si, de ce fait, la valeur de realisation de l'actif net de la societe ne su!fit pas pour racheter les actions des categories ·o· et -E-. 3) Droit de vote.Les detenteurs d'actions de la categorie ·s· ont droit de voter1 toute assembleedes actionnairesde la societe, et chaque action de Ia categorie ·a· leur confere un (1) vote, sauf lors d'une assemblee o\) le droit de vote se limite aux detenteurs d'une autre categorie d'actions. ACTIONS DE CATEGORIE ·c·: Le nombre des actions de 1a C) categorie uc• est illiiDite: ces actions comportent les droits, privll ges, restrictions et conditions auivants: 1) Dividende et participation. Les detenteurs d'actions de la catt!gorie "C" ne participent pas aux profits ni aux surplus d'actif de la societe et, lcette fin, n'ont droit laucun divi dende declare par Ia societe. 2) Remboursement. 51, pour tout motif, et notamment au cas de dissolution, de liquidation volontaire ou de liquidation forcee, u ya repartition des biensde la societe t les deten teurs d'actions de la categorie·c· ont droit,en prioritesur les detenteurs d'actions de toutes les autres categories, au rembour sement du montant verse au compte capitaldeclarepourles actions de la categorie ·c·. 3) Droit de vote.Les detenteurs d1actions de la categorie ·c ont droitde voterl toute .assembteedes actionnairesde la societe, et chaque action de la categorie ·c· leur conf re un (1) vote, sauf lors d'une assemblee ou le droit de vote se limite aux detenteurs d'une autre categorie d'actions. 4) Rachat automatique.Sous reserve des dispositions du paragraphe 36(2) de la-LOI SUR LES SOCIETES PAR ACTIONS, la societe rachete automatiquement les actions de la categorie ·c que possede un detenteur d'actions lson deces. La societe dis pose d'un delai de trente (30) jours 1 compter de la date du dec s, pour verser aux executeurs testamentaires ou aux admi nistrateurs successorauxdu defunt un prixegal au montant verse au compte capital declare pour ces actions, sur reception des certificats qui representent les actions raehetees. . /3

Les actions de la cat gorie ·c· ainsi rachetees sont annu Iees l la date de leur rachat, et la soci treduit, conformement aux dispositions de l'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declarafferent aux actions de ta cat gorle ·c-. 5) Droit d'achat. Sous r serve des dispositions du paragraphe 36(2) de La LO! SUR LESSOCIETES PAR ACTIONS, la societe peut, lorsqu'elle le juge l propos et sans donner avis n1 tenir compte des autres categories d'actions, acheter de gre l gre et au meilleur prix possible, la totalite ou une partie des actions de la categorie ·c-en circulation. Les actions de la categorie ·c· alnsi achetees sont automati quement a.nnulees l la date de leur achat, et la societreduit, conformement aux dispositions de !'article 39 de Ia LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de Ia categorie ·c-. D) ACTIONS DE CATEGORIE ..D.. :Le nombre des actions de 1a categorie ·o-est Uliiiiiie: ces actions comportent les droits, privU  ges, restrictions et conditions suivants: 1) Dividende. Lorsque la societe declare un dividende,les detenteurs d1actions de la categorie ·o-ont droit de recevoir, jusqu'l concurrencedu dividende declare, en prioritesur les d tenteurs d'actions des categories -A-, ·a-, -E-, -F-et ·a-, et l mame les fonds applicable& au versement de dividendes, un dividende mensuel, preferentiel et non cumulatif de un pour cent (1%) par mots, calcule sur la ·valeur de rachat• des actions. de la cat gorie ·D-, tel "valeur de rachat·. que le pa.ragraphe (5) ci-aprs definit cette La societe ne peut declarer ce dividende pour plus d'un mois l la fois, et il incombe aux administrateurs d'en determiner le moment et Ies modalites de versement. 2) de Remboursement. Si, pour tout motif, et notamment au cas dissolution, de liquidation volontaire ou de liquidation forcee, il y a repartition des biensde la societe, les deten teurs d'actions de la cat gorie-D-ont droit,en prioritesur les detenteurs d'actions des categories .. A... ·a·, ..E., ·r-et ..G., mais subs quemmentauxd tenteurs d'actionsde la categorle ·c-, au versement de Ia ·valeur de rachat· des actions de 1a cat gorie ·o·, tel que le paragraphe (5) cl-aprs d finit cette . ·valeur de rachat•,auquel· s1ajoute le montantdes dividendes declar s, mais non verses sur les actions de Ia categorie ·o-. /4

3) Participation additionnelle. Les actions de la categorie -o· ne confhent aucun autre droit de au.x surplus d'actif de la societe. participation aux profits ou 4) Droit de vote.Sous reserve des dispositionsde la LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs d'actions de de vote aux d1assister l la categorie -o-n1ont pas, lce seul titre, droit assemblees des actionnaires de la societe ni droit celles-ci ou d'en recevoir l'avis de convocation. 5) Droit de racbat. Sous reserve des dispositions du para graphe 36(2) de la-LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs d'actions de la categorie ·n-ont, en tout temps et sur demande ecrite, droit d'exiger le rachat de leurs actions par la societ lun prix egal au montant verse au compte capital declare pour ces actions, plus une prime egale 1 la difference entre, d'une part, le montant verse au compte capital declare pour ces actions, et, d'autre part, la juste valeur marchande des actions de la categorie -A·lors de leur echange pour des actions de la categorie ·o·. Le prix de rachat ainsi •I t determine constitue la ·valeur de de la categorie ·o-, auquel s'ajoute, le cas rachat'" des actions echeant, le montant que verse la societe au titre des dividendes verses sur ces actions de la categorie ·n·. declares, mais La societe et non les detenteurs d'actions de la categorie-o-se fondent sur la juste valeur marchande des actions de la categorie -A.. lors de leur echange pour des actions de la categorie ·o·, lorsqu'U s'agit de fixer 1a valeur de la prime susmentionnee. En cas de desaccord ou provincial, !'evaluation chande des actions de la prevaut, et le montant de avec le minist re du revenu, federal ministerielle de la juste valeur mar categorie-A.· lors de leur echange la prime est rajuste en consequence, si le ministere !ournit l la societe et au detenteur des actions de la categorie ·n·, !'occasion de contester son evaluation aupr s du minist re ou devant les tribunaux. En cas de divergence entre !'evaluation federate et !'evaluation provinciale, le montant de la prime correspond lla moins elevee des evaluations fixees conformement a une cotisation non contestee ou l un jugement final, le cas echeant. Les actions de Ia categorie ·o·, ainsi rachetees au gre de leur detenteur, sont annulees lla date de leur rachat, et la societe reduit, conformement au.x dispositions de !'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie ·o·. /5

... 6) Droit d'achat. Sous reserve d es dispositions du paragrapbe PAR ACTIONS, la societe 36(2) de la LOI SUR LES SOCIETES peut, lorsqu'elle le juge a propos et sans donner avis ni tenir compte des autres categories d'actions, acheter de gre a gre et au meilleur prix possible, la totalite ou une partie des actions de la categorie -o· en circulation. Ce prix d'achat ne doit toutefois jamais depasser le prix de rachat susmentionne ni depasser la valeur de realisation de l'actif net de la societe. Les actions de la categorie -o-ainsi achetees soot automati quement annulees a la date de leur achat, et la societe reduit, conformement aux dispositions de l'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie ·o·. E) ACTIONS DE CATEGORIE "E": Le nombredes actions de la categorie "E-est illimite: ces actions comportent Ies droits, privile ges, restrictions et conditions suivants: 1) Dividende. Lorsque la societe declare un dividende,les detenteurs d'actions de la categorie "E" ont droit de recevoir, jusqu'a concurrence du dividende declare, en priorite sur les detenteurs d'actions des categories -A-, "B", "F" et "G", mais subsequemment awe detenteurs d'actions de la categorie "D-, et a meme les fonds applicables au versement de dividendes, un dividende mensuel, preferentiel et non cumulatif de un pour cent (1\) par mois, calcule sur Ia ·valeur de rachat" des actions de la categorie "E.. , tel que le paragraphe (5) ci-apres definit cette ·valeur de rachat·.La societe ne peutdeclarerce dividende pour plus d'un mois a la fois, et i1 incombe aux administrateurs d'en determiner le moment et les modalites de versement. Z) de Remboursement. Si, pour tout motif, et notamment au cas dissolution, de liquidation volontaire ou de liquidation forcee, y a repartition des biensde la societe, les detenteurs i1 d'actions de la categorie .. E.. ont droit, en priorite sur les deten teurs d'actions des categories ..A·, ·s-, -F-et ..G.. , mais subse quemment awe detenteurs d'actions des categories ·c· et -n-, au versement de la ·valeur de rachat· des actions de la categorie -E-, tel que le paragraphe (5) ci-apres definit cette ·valeur de rachat", auquel s'ajoute le montant des dividendes declares, mais non verses sur les actions de la categorie ..E... 3) Participation additionnelle. Les actions de la categorie -E.. ne conf rent aucun autre droit de participation aux profits ou aux surplus d 1actif de Ia societe. - /6

4) Droit de vote. Sous reserve des dispositions de la LOI SUR LES SOCIETE'S PAR ACTIONS, les detenteurs d1actions de la categorle -E-n 1ont pas, lce seul titre, droit de vote aux assemblees des actionnaires de la societe ni droit d'assister l celles-ci ou d1en recevoir l'avis de convocation. 5) Droit de rachat. Sous reserve des dispositions du paragra phe 36(2) de la LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs d'actions de la categorie -E-ont, en tout temps et sur demande ecrite, droit d'exiger le rachat de leurs actions par Ia societe lun prix egal au montant verse au compte capital ces actions, plus une prime egale a la difference part, 1a juste valeur marchande de la contrepartie societe lors de !'emission de ces actions de 1a cate declare pour entre, d'une recue par 1a. gorie '"E'", en consideration de leur emission, et, d 1autre part, le total forme par: a) le montant verse au compte capital declare pour ces actions, et b) la juste valeur marchande de tout bien, autre qu'une action de Ja categorie '"E'", donne par Ia societe en paiement de cette con trepartie. Le prix de rachat ainsi determine constitue la '"valeur de rachat'" des actions de la categorie -E-, auquel s'ajoute, le cas echeant, le montant que verse la societe au titre des dividendes declares, mais non verses sur ces actions de la categorie -E-. La societe et le souscripteur des actions de Ia categorie '"E'" deter minent d1un commun accord lors de !'emission des actions de la categorie '"E'", la juste valeur marchande de la contrepartie sus mentionnee. En cas de desaccord avec le ministere du revenu, federal ou marchande provincial, !'evaluation ministerielle de la juste valeur de cette contrepartie prevaut,et Ie montantde la prime est rajuste en consequence,si le ministere fournit lla societe et au detenteur des actions de Ia categorie -E-, !'occasion de contester son evaluation auprs du minist re ou devant les tribunaux. En cas de divergence entre l1evaluation federale et !'evaluation provinciale, le montant de la prime correspond lla moins elevee des evaluations fixees conformement l une cotisation non contestee ou l un jugement final, le cas echeant. Les actions de la categorie '"E'", ainsi rachetees au gre de leur detenteur, sont annulees lla date de leur rachat, et la societe reduit, conformement aux dispositions de l'article 39 de la LOI SUR LES . SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de-Ja categorie -E-. /7

.. De plus,advenantquelors d'unajustement,toutesles actions de la categorie paiera aux dtHenteurs, tout montant de prime "E" ont dej ete rachetees,la societe d s qu'elle pourra legalement le faire, additionnel,si l'ajustement se fait a la hausse, ou les detenteurs rembourseront la societe tout montant de prime reu en trop si l'ajustement se fait a la baisse, avec inter@ts au plus eleve du taux prescrit en vertu de !'article 28 de la LOI SUR LE MINISTERE DU REVENU (L.R.Q., c. M-31) ou de l1article 4301 du REGLEMENT DE L'IMPOT SUR LE REVENU federal, tel que fixe pour les periodes visees, le tout au prorata des actions de 1a categorie "E-detenues par chaque detenteur. Si seulement une partie des actions de la categorie "E-avait alors ete rachetee. la proportion du paiement additionnel ou du remboursement, selon le cas, correspondant aux actions dej rachetees, s'effectuera d s que legalement possible. avec des inter@ts au taux determine ci-dessus, aux actions restant a racheter, elle moins, selon le cas, le mont ant de la actions. et quant celle relative modiiiera, en plus ou en prime pour ces derni res 6) Droit d'achat. Sous reserve des dispositions du paragraphe 36(2) de Ia LOI SUR LES SOCIETES PAR ACTIONS, la societe peut, lorsqu'elle le juge a propos et sans donner avis ni tenir compte des autres categories d'actions, acheter de gre a gre et au meilleur prix possible, la totalite ou une partie des actions de la categorie "£" en circulation. Ce jamais depasser le prix de rachat valeur de realisation de l'actif net actions de la categorie "E". prix d'achat ne doit toutefois susmentionne ni depasser Ia de la societe afferente a ces Les actions de la categorie "E-ainsi achetees sont automati quement annulees a la date de leur achat, et la societe reduit, conformement aux dispositions de }'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie "B-. F) ACTIONS DE CATEGORIE "F-: Le nombredes actions de la categorie "F" est illiDlite; ces actions comportent les droits, privile ges, restrictions et conditions suivants: 1) Dividende. Lorsque la societe declare un dividende, les detenteurs d1actions de la categorie -r-ont droit de recevoir, jusqu'a concurrencedu dividende declare,en priorite sur les detenteurs d'actions des categories "A", -a-et -a-. mais subse quemment aux detenteurs d'actions des categories "D" et -E-, a /8 mcme les fonds applicables au versement de dividendes, un divi dende annuel, preferentiel et non cumulatif action; il incombe aux administrateurs d'en et les modalites de versement. de un dollar {1$) par determiner le moment 2) Remboursement. Si, pour tout motif, et notamment de liquidation au cas forcee, de dissolution, de liquidation volontaire ou u ya repartition des biens dela societe,les detenteurs d1actions de la categorieFont droit, en priorite sur les dcHen teurs d'actions des categoriesA ,s-et G-, mais subsequem ment aux detenteurs d'actions des categories ·c-, ·o-et '"E'", au remboursement du montant verse au compte capital declare pour les actions de la categorie ..F.., auquel s'ajoute le montant des dividendes declares, mais non verses sur les actions de la categorie -F-. 3) Participation additionnelle. Les actions de la categorie '"F'" ne conf&ent aucun autre droit de participation aux profits ou aux surplus d'actif de la societe. 4) Droit de vote. Sous reserve desdispositions de la LOI SUR LES SOC!ETES PAR ACTIONS, les detenteurs d'actions de la categorie '"F.. n'ont pas, a ce seul titre, droit de vote aux assemblees des actionnaires de la s.ociete ni droit d'assister a celles-ci ou d'en recevoir l'avis de convocation. 5) Droit de rachat. Sous reserve des dispositions du para graphe 36(2) de la LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs d'actions de la categorie '"F.. ont, en tout temps et sur demande ecrite, droit d'exiger le rachat par la societe de la totalite ou d'une partie de leurs actions, a un prix egal au montant verse au compte capital declare pour ces actions, auquel s1ajoute, le cas ckheant, le montant que erse la societe au titre des dividendes declares, mais non verses sur ces actions de la categorie '"F'". La societe precede au rachat des Ia reception de Ia demande de rachat, et dispose, a compter de cette date, d'un delai de trente (30) jours pour verser aux anciens detenteurs d1actions de la categorie '"F'" le p_rix du racbat de leurs actions. Les actions de la categorie '"F'", ainsi r chetees au gre de leur detenteur, sont annulees a la date de leur racbat, et la societe reduit, conformement aux dispositions de l'article 39 de la LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de Ia categorie '"F... /9

•' 6) Droit d'achat. Sous reserve des dispositions du paragraphe 36(2) de la LOI SUR LES SOCIETES PAR ACTIONS, la societe peut, lorsqu'elle le juge l propos et sans donner avis ni tenir compte des autres categories d'actions, acheter de gre l gre et au meilleur prix possible, Ia totalite ou une partie des actions de Ia categorie F-en circulation. Les actions de la categorie -F-ainsi achetees sont automati quement annulees l la date de leur achat, et la societe reduit, conformement aux dispositions de !'article 39 de la LOI .SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie "F•• ACTIONSDE CATEGORIE ·a·: Le nombre G) des actionsde 1a les droits, privile categorie ·a-est illimite; ces actions comportent ges, restrictions et conditions suivants: 1) Dividende. Lorsque la societe declare un dividende,les droit de recevoir, detenteurs d1actions de la categorie ·a· ont jusqu'l concurrence du dividende declare, en priorite sur les detenteurs d'aetions des categories ..A.. et ·s.. , mais subsequem ment aux detenteurs d'actions des categories ·o·, ..E.. et .. F.. , l meme les fonds applicables au versement de dividendes, un divi dende annuel, preferentiel et non cumulatif de un dollar (1$) par action; il incombe aux administrateurs d'en determiner la date, l'heure et les modalites de versement. Z) de Remboursement. Si, pour tout motif, et notamment au cas dissolution, de liquidation volontaire ou de liquidation forcee, il y a repartition des biensde Ia societe, lesdeten teurs d'actions de la categorie ·a· ont droit, en priorite sur les detenteurs d'actions des categories .. A.. et ·s·, mais subsequem ment aux detenteurs d 1actions des categories ·c·, ·o·, .E.. et ..F.. , au remboursementdu montantverse au comptecapital declare pour les actions de la categorie ·a·, auquel s1ajoute le montant des dividendes declares, de 1a categorie ..G... mais non verses sur les actions 3) Participation additionnelle. ne conf rent aucun autre droit aux surplus d'actif de la societe. Les actions de la categorie ..G.. de particip'ation aux profits ou 4) Droit de vote. Sous reservedes dispositions de la LOI SUR LES SOCIETES PAR ACTIONS, les detenteurs d'actions de la categorie ..G.. n'ont pas, a ce seul titre, droit de vote aux assemblees des actionnaires de la societe ni droit d'assister l celles-ci ou d'en recevoir !'avis de convocation. /10

5) du Droit de rachat unilateral. Sous reserve des dispositions de Ia LOI paragraphe 36(2) SUR LES SOCIETES PAR lorsqu'elle le juge a propos et sur ACTIONS, la societe peut, de trente (30) avisecrit a·ctions de jours, racheterunilateralementles a un prix egal au montant verse au la categorie "G-comptecapitaldeclarepour ces actions, auquels'ajoutele montantdes dividendesdeclares, mais non versessur ces Si la societeprod:de aun actions. rachat partiel, celui-ci s1effectue proportionnellement au nombre des actions de la cate gorie en circulation, sans tenir compte des fractions -G-d'actions. Les actions de la categorie ·a· ainsi rachetees sont annu lees l la date de leur rachat, et la societe reduit, conformement aux dispositions de !'article 39 de Ia LOI SUR LES SOCIETES PAR ACTIONS, le compte capital declare afferent aux actions de la categorie ·a·. 6) Droit d'achat. Sous reserve des dispositions du paragraphe 36(2) de la LOI SUR LES SOCIETES PAR ACTIONS, la societe peut, lorsqu'elle le juge a propos et sans donner avis ni tenir compte des autres categories d'actions, acheter de gre a gre et au meilleur prix possible, la totalite ou une partie des actions de la categorie ·a· en circulation. Les actions de la categorie ·G·ainsi achetees sont automati quement annult es a la date de leur achat, et la societe reduit, conformement aux dispositions de l'article 39 de Ia LOI SUR LES aux SOCIETES actions de PAR ACTIONS, le compte capital declare afferent la categorie ·a·. /11

. ..'... ' . p ••••' ANNEXE B relative aux RESTRICTIONS SUR LA CESSION DES ACTIONS Aucune cession d 1actions de la societe ne pourra s'effectuer sans le consentement des aclministrateurs, lequel devra etre atteste par une resolution du conseU d'administration. Ce consentement peut toutefois !tre donne aprs que la cession ait ete enregistree dans le livre de 1a societe, auquel cas celui-ci sera vallde et prendra effet retroactive ment 1 la date de !'enregistrement de la cession d'actions.

.....:;-:·. t•• •, • • . \a I 11 ' . ANNEXE C relative aux AUTRES--DI·SP·O-SI-T-IO-N5 1. Le nombre des actionnaires de la societe est limite lcinquante, deduction faite de ceux qui sont ou ont ete salaries de la societe ou d'une filiate; deux personnes ou plus qui detiennent en commun une ou plusieurs actions sont comptees comme un seul actionnaire: 2. Tout appel public l l'epargne par Ia soci'ete est interdit. 3. Les administrateurs pourront, lorsqu'ils le jugeront opportun: a) faire des emprunts de deniers sur le credit de la societe; b) emettre des obligations ou autres valeurs de Ia societe et les donner en garantie ou sommes juges convenables: les vendre pourles prixet c) nonobstantles dispositions nantir ou mettre en gage les du Codecivil, hypothequer, biens mobiliers ou immobiliers, presents ou futurs, de la societe, pour assurer le paiement de tellesobligationsou autresvaleurs,ou donner une partie seulement de ces garanties pour les memes fins; et constituer l'hypotheque, le nantissement ou le gageci conformement dessus mentionnespar acte de fideicommis, auxarticles 27 et suivants de Ia Loi sur les aouvoirs speciaux des corp2rations (L.R.Q., c. P-16), oue toute autre manil;re; d) hypothequer ou nantir les immeubles, ou donner en gage ou autrement !rapper d'une charge quelconque les biens meubles de la societe, ou donner ces diverses especes de garanties, pour assurerle paiement desempruntsfaits autrement que par emission d'obligations. ainsi que le paie ment ou l1execution des autres dettes, contrats et engage ments de la societe.